EXHIBIT 10.1


                                   KFx, Inc.

                  Common Stock and Warrant Purchase Agreement



                          Dated as of March 28, 2002

                                   KFx, Inc.

                  Common Stock and Warrant Purchase Agreement

          THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is
                                                                  ---------
entered into as of March 28, 2002, by and among KFx, Inc., a Delaware Corporation (the "Company"), and the parties listed on the Schedule of Investors
                  -------
attached hereto as Exhibit E (each, an "Investor" and collectively, the
                                        --------
"Investors"), with reference to the following facts:
 ---------

          WHEREAS, the Company has authorized the sale and issuance of two million (2,000,000) shares of its Common Stock (the "Shares") pursuant to the
                                                     ------
terms of this Agreement;

          WHEREAS, the Company has authorized the issuance of warrants, in substantially the form attached hereto as Exhibit A, to purchase two million two hundred fifty thousand (2,250,000) shares of Common Stock (the "Warrants")
                                                                --------
pursuant to the terms of this Agreement; and

          WHEREAS, the Company wishes to sell to the Investors, and the Investors wish to purchase, the Shares and Warrants on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth in this Agreement, the parties agree as follows:

          1.   Authorization and Sale of the Shares.
               ------------------------------------

               1.1  Authorization.  The Company has authorized the issuance and
                    -------------
sale pursuant to the terms and conditions hereof of two million (2,000,000) shares of its Common Stock and Warrants to purchase two million two hundred fifty thousand (2,250,000) shares of Common Stock on exercise of the Warrants.

               1.2  Issuance and Sale of the Shares and Warrants. Subject to the
                    --------------------------------------------
terms and conditions hereof, each Investor agrees, severally but not jointly, to purchase, and the Company agrees to issue and sell to each such Investor, at the Closing (as defined in section 1.3): (a) the number of shares of Common Stock set forth opposite the name of such Investor on the Schedule of Investors at a purchase price of $2.50 per share, and (b) Warrants to purchase the number of shares of Common Stock set forth opposite the name of such Investor on the Schedule of Investors at a price of $2.75 per share of Common Stock, as that amount may be adjusted pursuant to the Warrants (the "Exercise Price"). The
                                                      --------------
total purchase price payable by each Investor for the number of Shares and Warrants that such Investor is hereby agreeing to purchase is set forth opposite the name of such Investor under the heading "Aggregate Investment Amount" on the Schedule of Investors.

               1.3  Closing; Delivery.
                    -----------------

                    (a)  Closing.  Upon satisfaction of the conditions set forth
                         -------
in sections 5 and 6, the closing of the purchase, sale and issuance of the Shares and Warrants listed on the Schedule of Investors attached hereto shall take place at the offices of Shartsis, Friese &

Ginsburg LLP, 18th Floor, One Maritime Plaza, San Francisco 94111, on March 28, 2002 (the "Closing Date"), at 10:00 a.m., or at such other time and place as the
           ------------
parties may agree (the "Closing").
                        --------

               (b) Delivery at the Closing. Subject to the terms of this
                   -----------------------
Agreement, at the Closing the Company will deliver to each Investor listed on the Schedule of Investors: (i) a stock certificate representing the number of shares of Common Stock set forth opposite the name of such Investor on the Schedule of Investors; and (ii) a Warrant to purchase the number of shares of Common Stock set forth opposite the name of such Investor on the Schedule of Investors against delivery to the Company by each such Investor at the Closing of a wire transfer of funds for the aggregate purchase price of the shares of Common Stock acquired by such Investor.

               (c) Option to Make Additional Investment. At any time and from
                   ------------------------------------
time to time on or before June 30, 2002, the Investors or their designees shall have the option to purchase from the Company additional shares of Common Stock and warrants to purchase Common Stock for up to an aggregate purchase price of $10,000,000 on the same terms and conditions as set forth in this Agreement and the other Related Documents. Any such subsequent investor shall be deemed a party to this Agreement and the other Related Documents, shall be deemed to be an "Investor," "Grantee" or "Holder," as the case may be, hereunder and thereunder, and shall have the rights and obligations of an "Investor," "Grantee" or "Holder," as the case may be, hereunder and thereunder. The proceeds from any such additional investment shall be used as determined by such Investors and the Company, but will be used in connection with capital funding for Pegasus Technologies, Inc., a South Dakota corporation.

     2.   Representations, Warranties and Agreements of the Company.  For
          ---------------------------------------------------------
purposes of this Section 2, all references to the "Company" in sections 2.1(a), 2.5, 2.7, 2.8-2.21 and 2.23 shall be deemed to be a reference to the Company and its significant subsidiaries listed on Schedule 2.0. The Company hereby represents and warrants to each Investor that except as set forth on the Schedules attached hereto (which exceptions shall be deemed to be representations and warranties as if made hereunder):

          2.1  Organization; Standing and Power.
               --------------------------------

               (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation,
(ii) has all requisite corporate power and authority to own and operate its properties and to carry on its businesses as presently conducted and as proposed hereafter to be conducted, and (iii is duly qualified and in good standing to do business as a foreign corporation in each and every jurisdiction where its assets are located and wherever such qualification is necessary to carry out its business and operations, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), business, operations, assets or prospects of the Company (the Condition of the Company"); or
------------------------

               (b) The Company has all requisite corporate power and authority to execute and deliver, and perform all of its obligations under this Agreement, the Investors'

Rights Agreement (as defined in Section 5.8), the Put Agreement (as defined in
Section 5.9) and Warrants (collectively, the "Related Documents").
                                              -----------------

          2.2  Capitalization; Reserved Stock, Preemptive Rights.  The total
               -------------------------------------------------
authorized capital stock of the Company consists of 80,000,000 shares of Common Stock, of which 30,275,879 shares of Common Stock are issued and outstanding, and 20,000,000 shares of Preferred Stock, of which no shares are issued. All issued and outstanding shares of Common Stock have been duly and validly issued, are fully paid and nonassessable and have been issued in accordance with all applicable federal and state securities laws. Except for (a) 6,394,000 shares of Common Stock reserved for issuance on conversion of options that are or are expected to be outstanding or reserved for issuance under the Company's equity incentive plans described in SEC Reports (as defined in Section 2.6), (b) 1,050,000 shares of Common Stock reserved for issuance on conversion of options granted to certain individuals, (c) 1,604,000 shares of Common Stock reserved for issuance on conversion of certain convertible debentures due on July 25, 2002, (d) shares of Common Stock reserved for issuance on exercise of Cinergy Corp.'s rights to convert up to $3.5 million advanced to the Company into Common Stock at a price of $2.75 per share under the Addendum to Blanket Contract, No. 142072, dated May 1, 2001, Project --- Cinergy NOx Compliance Plan, Addendum dated July 24, 2001, (e) 5,223,176 shares of Common Stock received for issuance on exercise of certain outstanding warrants (other than the Warrants), and (f) 2,250,000 shares of Common Stock reserved for issuance on exercise of the Warrants, no other shares have been reserved for issuance and there are no outstanding options, warrants or other rights to subscribe for or purchase from the Company any shares of its capital stock or any securities convertible into or exchangeable for its capital stock. There are no preemptive rights or rights of first refusal or similar rights which are binding on the Company permitting any person to subscribe for or purchase from the Company shares of its capital stock pursuant to any provision of law, the certificate of incorporation or bylaws of the Company or by agreement or otherwise. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the certificate of incorporation of the Company, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable against the Company and in accordance with all applicable laws, rules and regulations.

          2.3  Authorization and Binding Obligation.
               ------------------------------------

               (a) The execution and delivery by the Company of this Agreement, the other Related Documents, the performance of the Company's obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby (including the issuance and delivery of the Shares, Warrants and the shares of Common Stock issuable on exercise of the Warrants (collectively referred to herein as the "Securities")) have been duly authorized
                                         ----------
by all necessary corporate action on the part of the Company and its officers, directors, and stockholders and will not, either prior to or as a result of the consummation of the transactions contemplated by this Agreement and the other Related Documents: (i) violate any law or any governmental rule or regulation applicable to the Company, or any provision of the certificate of incorporation or bylaws of the Company, (ii) violate any contract, indenture, agreement or other instrument to which the Company is a party, or by which the Company or any of its assets or properties are bound, or (iii) be in conflict with, result in a breach of, or constitute (after the giving of notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of the Company pursuant to the provisions of any contract, indenture, agreement or other instrument to which the Company is a party or by which its assets or property is bound, except, in the case of clause (ii) and (iii), where such violation, conflict, breach, default or lien does not have a material adverse effect on the Condition of the Company. The Company is not required to obtain any approval, consent or authorization from, or to file any declaration or statement with, any governmental instrumentality or agency in connection with or as a condition to the execution, delivery or performance of this Agreement (including the issuance and delivery of the Securities) or the other Related Documents, other than (x) approval of the Board of Directors of the Company, which has been obtained, (y) the filing of the Form S-3 with the Securities and Exchange Commission ("SEC")
                                                                         ---
and American Stock Exchange, and (z) any applicable federal and state securities law filings, which filing or filings, as the case may be, will be made in accordance with applicable laws and regulations. No other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement and the other Related Documents and the consummation of the transactions contemplated hereby and thereby.

          (b) The Agreement and the Related Documents have been duly executed and delivered by the Company and each of the Agreement and the other Related Documents is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (c) The Common Stock that is being issued hereunder, when issued, sold, paid for and delivered in accordance with the terms of this Agreement will be duly and validly issued, fully paid and non-assessable, and free and clear of any restrictions on transfer (other than any restrictions under the Securities Act of 1933, as amended (the "Securities Act"), and state securities laws or
                              --------------
restrictions imposed by agreement with the Investors) and any taxes, security interests, options, warrants, purchase rights, preemptive rights, contracts, commitments, equities, claims or demands. The shares of Common Stock issuable on exercise of the Warrants, when issued in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable, and free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws) and any taxes, security interests, options, warrants, purchase rights, preemptive rights, contracts, commitments, equities, claims or demands.

     2.4  Securities Law Exemption.  The offer, sale and issuance of the
          ------------------------
Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

     2.5  Non-contravention.  The Company is not in violation or breach of or in
          -----------------
default with respect to, any provision of any contract, agreement, instrument, lease, license, arrangement or understanding to which it is a party, except for violations, breaches or defaults that do not, individually or in the aggregate, have a material adverse effect on the Condition of the Company. Each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          2.6  SEC Reports.  The Company has timely filed all required reports,
               -----------
schedules, forms, statements, and other documents with the SEC since January 1, 1997 (together with other documents that revise or supersede earlier filed documents, the "SEC Reports"). The Company has delivered or made available to
                -----------
the Investors true and complete copies of the SEC Reports. As of their respective filing dates, the SEC Reports complied in all respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC
              ------------
promulgated thereunder applicable to such SEC Reports. None of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports complied as of their respective filing dates in all respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Regulation S-X promulgated by the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the date hereof, the Company has, on a timely basis, made all filings required to be made by the Company with the SEC and the Company is eligible to file a registration statement on Form S-3 with respect to outstanding shares of its Common Stock to be offered for sale for the account of any person other than the Company.

          2.7  Litigation.  There is no action, suit, arbitration or other
               ----------
proceeding or, to the Company's knowledge, any investigation pending or threatened in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole, might have material adverse effect on the Condition of the Company. The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions this Agreement or the other Related Documents or the right of the Company to execute, deliver and perform under same.

          2.8  Financial Statements.  The financial statements of the Company
               --------------------
included in the SEC Reports (the "Financial Statements") (a) have been prepared
                                  --------------------
(i) in accordance with generally accepted accounting principles ("GAAP") (except
                                                                  ----
that the unaudited Financial Statements have not been reviewed by the independent public accountants of the Company and do not contain footnotes and are subject to year-end adjustments, which will not be material), (ii) on a consistent basis for all periods presented, and (iii) in accordance with the books and records of the Company, (b) are complete and correct in all material respects, and (c) fairly present the financial condition of the Company as at said dates, and the results of operations and cash flows for the periods stated. As of the date hereof, there are no liabilities or obligations of the Company ("Liabilities"), whether
  -----------
known or unknown, accrued, absolute, contingent or otherwise, and whether due or to become due, other than Liabilities that are reflected in the SEC Reports or the Financial Statements or Liabilities incurred since the date of the Financial Statements that are not and would not be, individually or in the aggregate, material to the Condition of the Company. The Company is not aware of any reasonable basis for the assertion against the Company of any other debt, duty, liability, obligation or loss contingency, other than Liabilities, that are not and would not be, individually or in the aggregate, material to the Condition of the Company.

          2.9  Use of Proceeds.  The proceeds from the sale of the shares of
               ---------------
Common Stock shall first be used to pay all remaining amounts due to Pavilion Technologies, Inc. under the Asset Purchase and License Agreement among Pavilion Technologies, Inc., Pegasus Technologies, Inc. and the Company, dated July 31, 2001, except for any royalty payments due under that agreement. Any remaining proceeds shall be used for general corporate purposes. Except as described on
Schedule 2.9, the proceeds from the sale of the shares of Common Stock may not be used to redeem, repurchase or otherwise acquire any shares of preferred stock, common stock or other equity securities issued by the Company or any of its subsidiaries listed on Schedule 2.0.

          2.10 Intellectual Property.
               ---------------------

               (a) The Company owns, or has the contractual right to use, sell or license all intellectual property necessary or required for the conduct of its business as presently conducted and as proposed to be conducted, including, without limitation, all trade secrets, processes, source code, licenses, trademarks, service marks, trade names, logos, brands, copyrights, patents, franchises, domain names and permits (all such intellectual property and the rights thereto are collectively referred to as the "Company IP Rights"), except
                                                    -----------------
for any failure to own or have the right to use, sell or license that would not have a material adverse effect on the Condition of the Company. Set forth in the SEC Reports or on Schedule 2.10 are all (i) patents, applications for patents, registrations of trademarks and applications therefor, and registrations of copyrights and applications therefor that are owned by the Company, and (ii) unexpired licenses relating to the Company IP Rights that have been granted to the Company and that are material to the conduct of the Company's business as presently conducted or as proposed to be conducted, but excluding end-user licenses granted to the Company relating to standard "off the shelf" software that is generally available on commercially reasonable terms.

               (b) Neither the execution, delivery and performance of this Agreement or the other Related Documents nor the consummation of the transactions contemplated hereby or thereby will (i) constitute a breach of any instrument or agreement governing any Company IP Rights, (ii) cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Company IP Rights or (iii) impair the right of the Company to use, sell or license any Company IP Rights or portion thereof, except for any such breach, forfeiture, termination, right of forfeiture or termination or impairment that would not, individually or in the aggregate, have a material adverse effect on the Condition of the Company.

               (c) The manufacture, marketing, license, sale or intended use of any product currently licensed or sold by the Company is not in breach of any material license or agreement between the Company and any third party or has not infringed and is not infringing on any intellectual property right of any other party. To the best of the Company's knowledge, there is no claim or litigation, pending or threatened, which contests the validity, ownership or right to use, sell, license or dispose of any Company IP Rights.

               (d) Except as set forth in Schedule 2.10, the Company owns the Company IP Rights free and clear of all liens or other encumbrances. The Company has not received any communications alleging that the Company has violated or, by conducting its business presently conducted or as proposed to be conducted, violates or will violate any intellectual property rights of any other person or entity.

          2.11 Title to Property and Assets.  The Company does not own any real
               ----------------------------
property. The Company has good and marketable title to or, in the case of leases and licenses, has valid and subsisting leasehold interests or licenses in, all of its properties and assets of whatever kind (whether real or personal, tangible or intangible) free and clear of any liens or other encumbrances, except for liens or other encumbrances that are not, individually or in the aggregate, material to the Condition of the Company. No person other than the Company owns any equipment or other tangible assets or property situated on the premises of the Company that is necessary to the operation of the business of the Company as conducted or as proposed to be conducted, except for leased items that are leased. With respect to property leased by the Company, the Company has a valid leasehold interest in such property pursuant to leases which are in full force and effect, and the Company is in compliance in all material respects with the provisions of such leases. All facilities, equipment and other material items of tangible property and assets of the Company are in good operating condition and repair, subject to normal wear and maintenance.

          2.12 Compliance with Laws.  The Company is and has been in compliance
               --------------------
with all laws, rules, regulations, orders, judgments or decrees that are applicable to the Company, the conduct of its business as presently conducted and as proposed to be conducted, and the ownership of its property and assets (including, without limitation, all Environmental Laws (as defined below) and laws related to occupational safety, health, wage and hour, and employment discrimination), and the Company is not aware of any state of facts, events, conditions or occurrences that may now or hereafter constitute or result in a violation of any of such laws, rules, regulations, orders, judgments or decrees or that may give rise to the assertion of any such violation, the effect of which could have a material adverse effect on the Condition of the Company. All required reports and filings with governmental authorities have been properly made as and when required, except where the failure to report or file would not, individually or in the aggregate, have a material adverse effect on the Condition of the Company. "Environmental Laws" means all federal, state, local
                            ------------------
and foreign laws, ordinances, treaties, rules, regulations, guidelines and permit conditions relating to contamination, pollution or the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or the protection of human health and worker safety, including, without limitation, laws and regulations relating to transportation, storage, use, manufacture, disposal or release of, or exposure of employees or others to, Hazardous Materials (as defined below) or emissions, discharges, releases or threatened releases of Hazardous Materials. "Hazardous Materials" means any
                                              -------------------
substance that has been designated by any governmental entity or by applicable Environmental Laws to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to Environmental Laws, but excluding office and janitorial supplies maintained in accordance with Environmental Laws.

          2.13 Licenses and Permits.  The Company has obtained and maintains all
               --------------------
federal, state and local licenses, permits, consents, approvals, registrations, memberships, authorizations and qualifications required to be maintained in connection with the operations of the Company as presently conducted and as proposed to be conducted, and all such licenses, permits, consents, approvals, registrations, memberships, authorizations and qualifications obtained are valid and in full force and effect.

          2.14 Related Entities.  Except as described in Schedule 2.14, the
               ----------------
Company does not presently own or control, directly or indirectly, any interest in any other subsidiary, corporation, association or other business entity. Except as described in Schedule 2.14, the Company is not a party and is not currently in any negotiations to become a party to any joint venture, partnership or similar arrangement.

          2.15 Changes.  Since the date of the most recent SEC Report, the
               -------
Company has operated its business diligently and in the ordinary course of business and there has not been, or the Company has not caused, permitted or suffered to exist:

               (a) any material adverse change in the Condition of the Company;

               (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Condition of the Company;

               (c) any waiver or compromise by the Company of a valuable right or of a material debt owed it;

               (d) sold, encumbered, assigned or transferred any assets or properties of the Company, other than in the ordinary course of business;

               (e) incurred any liability whether accrued, absolute, contingent or otherwise, and whether due or to become due, other than in the ordinary course of business;

               (f) created, incurred, assumed or guaranteed any indebtedness or subjected any of its assets to any lien or encumbrance, except for indebtedness, liens or encumbrances that are not, individually or in the aggregate, material to the Condition of the Company;

               (g) declared, set aside or paid any dividends or made any other distributions in cash or property on the Company's capital stock;

               (h) directly or indirectly redeemed, purchased or otherwise acquired any shares of capital stock of the Company;

               (i) suffered any resignation or termination of employment of any key officers or employees;

               (j) except in the ordinary course of business of the Company, increased the compensation payable or to become payable by the Company to any of its officers, employees or directors or increased any bonus, insurance, pension or other employee benefit plan, payment or arrangement made by the Company for or with any such officers, employees or directors;

               (k) made any direct or indirect loan to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

               (l) changed any agreement to which the Company is a party which materially and adversely affects the Condition of the Company; or

               (m) entered into any agreement or commitment to do any of the things described in this section 2.15.

          2.16 Employee Benefit Plans.  Set forth in the SEC Reports or on
               ----------------------
Schedule 2.16 are all "employee benefit plans," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which
                                                              -----
the Company has any liability or obligation, contingent or otherwise. All such employee benefit plans comply and have been maintained and administered in compliance with ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), and all other statutes, orders and governmental rules and regulations
 ----
applicable to such employee benefit plans. The Company has not incurred any liability pursuant to ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company, or in the imposition of any lien on any of the rights, properties or assets of the Company pursuant to ERISA or to such penalty or excise tax provisions of the Code. The Company does not maintain or contribute to, and has not maintained or contributed to, any "multiemployer plan," as such term is defined in ERISA.

          2.17 Taxes.  The Company has timely filed all tax returns and reports
               -----
(federal, state and local) required to be filed and these returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments shown to be due on such returns or reports. Neither the Internal Revenue Service nor any state or local taxing authority has, during the past three years, examined or informed the Company it is in the process of examining, any such tax returns and reports. The provision for taxes of the Company, as shown on the most recent Financial Statements, is adequate for taxes due or accrued as of the date thereof. The Company has not elected, pursuant to the Code, to be treated as a collapsible corporation pursuant to Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Condition of the Company. The Company has provided adequate accruals in accordance with generally accepted accounting principals in its financial statements for any taxes that have not been paid, whether or not shown as being due on any tax returns.

          2.18 Insurance.  The Company has in full force and effect fire,
               ---------
casualty and liability insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow the Company to replace any of its properties that might be damaged or destroyed to the extent and in the manner customary for companies in similar business similarly situated.

          2.19 Employees.  The Company does not have any collective bargaining
               ---------
agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

          2.20 Material Contracts.  Set forth in the SEC Reports are all
               ------------------
contracts, agreements, commitments and arrangements that are material, necessary or otherwise desirable to conduct the Company's business as presently conducted or as proposed to be conducted ("Material Contracts"). Except for matters
                                 ------------------
disclosed in Schedule 2.14, the Company has no pending or contemplated Material Contracts. The Material Contracts are valid and in full force and effect as to the Company, and, to the best of the Company's knowledge, to the other parties thereto. Except as otherwise disclosed herein, the Company is not in violation of, or default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such a default under), the Material Contracts, except to the extent that such violations or defaults, individually or in the aggregate, could not reasonably be expected to (a) affect the validity of this Agreement or the other Related Documents, (b) have a material adverse effect on the Condition of the Company, or (c) impair the ability of the Company to perform fully on a timely basis any material obligation which the Company has or will have under this Agreement or the other Related Documents. To the Company's knowledge, none of the other parties to any Material Contract are in violation of or default under any Material Contract in any material respect. The Company has not received any notice of cancellation or any written communication threatening cancellation of any Material Contract by any other party thereto. The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its certificate of incorporation, as amended, bylaws or other governing documents that materially adversely affects (i) it business as presently conducted or as proposed to be conducted or (ii) the Condition of the Company.

          2.21 Significant Customers and Suppliers.  No customer or supplier
               -----------------------------------
that was significant to the Company during the period covered by the Financial Statements for the past two years from the date hereof or that has been significant to the Company thereafter, has terminated, materially reduced or threatened to terminate or material reduce its purchases from or provision of products or services to the Company.

          2.22 Brokers and Finders.  The Company has not employed any broker,
               -------------------
finder, consultant or intermediary in connection with the transactions contemplated by this Agreement that would be entitled to a broker's, finder's or similar fee or commission in connection herewith and therewith.

          2.23 Foreign Corrupt Practices.  Neither the Company nor any director,
               -------------------------
officer, employee, agent or other person acting on behalf of the Company has, in the course of that person's actions for, or on behalf of, the Company, (a) used any corporate assets for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (b) made any direct or indirect unlawful payment to any foreign or domestic governmental official or employee, (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, or (d) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic governmental official or employee.

          2.24 American Stock Exchange.  The Company's Common Stock is listed on
               -----------------------
the American Stock Exchange, and there are no proceedings to suspend or revoke such listing.

          2.25 Disclosure.  This Agreement, Schedules and Exhibits hereto, the
               ----------
other Related Documents, and all other documents delivered to the Investors in connection herewith or therewith at the Closing, do not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no facts that, individually or in the aggregate, materially adversely affect the Condition of the Company that has not been disclosed to the Investors in this Agreement (including the Schedules and Exhibits hereto), the other Related Documents and the SEC Reports.

          2.26 No Integrated Offering.  Neither the Company, nor any of its
               -----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors. The issuance of the Securities to the Investors will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Securities Act or any applicable rules of the American Stock Exchange or any other exchange or market on which the Company's securities are then listed or traded.

     3.   Representations and Warranties of each Investor.  Each Investor,
          -----------------------------------------------
severally but not jointly, represents and warrants to the Company that:

          3.1  Investment Intent.  The Investor is acquiring the Securities
               -----------------
pursuant to this Agreement with its own funds for its own account and not as a nominee or agent for the account of any other person. No other person has any interest, beneficial or otherwise, in any of the Securities to be purchased by the Investor. Except as provided herein, the Investor is not obligated to transfer any Securities to any other person, nor does the Investor have any agreement or understanding with any other person to do so. The Investor is purchasing the Securities for investment purposes and not with a view to the sale or distribution of any Securities, by public or private sale or other disposition, and the Investor has no intention of selling, granting any participation in or otherwise distributing or disposing of any of the Securities. The Investor does not intend to subdivide or transfer to any other person the Securities acquired by the Investor herewith. Notwithstanding the foregoing, the disposition of the Investor's property shall be at all times within the Investor's own control, and the Investor's right to sell or otherwise dispose of all or any part of the Securities purchased by it pursuant to an effective registration statement under the Securities Act or under an exemption under the

Securities Act shall not be prejudiced. Nothing herein shall prevent the distribution of any Securities to any member, partner or stockholder, former member, partner or stockholder of the Investor in compliance with the Securities Act and applicable state "blue sky" laws.

          3.2  No Public Offering.  The Investor is able to bear the economic
               ------------------
risk of its investment in the Securities. The Investor is aware that it must be prepared to hold the Securities for an indefinite period and that the Securities have not been, and when issued will not be, registered under the Securities Act or registered or qualified under any state securities law, on the ground that the Securities are being issued by the Company without any public offering within the meaning of Section 4(2) of the Securities Act. The Investor has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. The Investor is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or any solicitation of a subscription by any person not previously known to the Investor in connection with investments in securities generally.

          3.3  Securities will be "Restricted Securities". The Investor
               ------------------------------------------
understands that the Securities will be "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act and, accordingly, that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Investor understands and agrees that, except as provided herein and in the Investors' Rights Agreement, the Company is not under any obligation to register the Securities under the Securities Act.

          3.4  Accredited Investor.  The Investor has been advised or is aware
               -------------------
of the provisions of Regulation D under the Securities Act relating to the accreditation of investors, and the Investor is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act.

          3.5  Sophistication of the Investor.  The Investor has such knowledge
               ------------------------------
and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment contemplated by this Agreement and has the capacity to protect its own interests. The Investor acknowledges that investment in the Securities is highly speculative and involves a substantial and high degree of risk of loss of the Investor's entire investment. The Investor has adequate means of providing for current and anticipated financial needs and contingencies, is able to bear the economic risk of the investment for an indefinite period of time and has no need for liquidity of the investment in the Securities and could afford complete loss of such investment.

          3.6  Brokers' Fees.  No broker, finder or investment banker is
               -------------
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Investor.

          3.7  Organization.  Unless the Investor is an individual, the Investor
               ------------
is a corporation, limited liability company or limited partnership, as the case may be, duly organized, validly existing and in good standing in the jurisdiction of its formation. The Investor has all requisite power and authority to execute, deliver and carry out the terms of this Agreement and the Investors' Rights Agreement.

          3.8  Execution and Binding Effect.  The execution and delivery of this
               ----------------------------
Agreement and the Investors' Rights Agreement and the consummation of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Investor. Upon the execution and delivery by the Investor, this Agreement and the Investors' Rights Agreement shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, liquidation, reorganization, moratorium or other laws relating to or limited creditors' rights generally or by equitable principles relating to enforceability.

     4.   Certain Covenants of the Company.
          --------------------------------

          4.1  Notices of Certain Events.  The Company shall promptly notify the
               -------------------------
Investors of the Company obtaining knowledge of the occurrence, or failure to occur, of any event which occurrence or failure to occur will be likely to cause
(a) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, or (b) any material failure of any party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

          4.2  Efforts.  The Company shall cooperate and use its best efforts to
               -------
take, or cause to be taken, all appropriate action, and to make, or cause to be made, all filings necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the other Related Documents and to fulfill the conditions to the sale and issuance of the Securities, including, without limitation, its best efforts to (a) obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and parties to contracts with the Company, and (b) defend against and respond to any action, suit, proceeding or investigation relating to the transactions contemplated by this Agreement and the other Related Documents, in each case as are necessary for consummation of the transactions contemplated by this Agreement, the other Related Documents and to fulfill the conditions to the sale and issuance of the Securities.

          4.3  No Integration.  The Company will not make any offers or sales of
               --------------
any security (other than the Securities) under circumstances that would cause the offering of the Securities to be integrated with any other offering of securities by the Company (a) for the purposes of any stockholder approval provision applicable to the Company or its securities, or (b) for purposes of any registration requirement under the Securities Act.

     5.   The Investor's Conditions to the Closing.  Each Investor's obligation
          ----------------------------------------
to purchase and pay for the Securities is subject to the fulfillment to such Investor's satisfaction at the Closing of the following conditions:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made as of the date of the Closing.

          5.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed by it or with which it is required to have complied on or before the Closing.

          5.3  Securities Compliance.  The Company shall have taken all action
               ---------------------
necessary to comply with any federal or state securities laws applicable to the transactions contemplated hereunder.

          5.4  Consents, Permits, and Waivers.  The Company shall have obtained
               ------------------------------
any and all consents, licenses, permits, orders, authorizations, waivers and the like necessary or appropriate for consummation of the transactions contemplated by this Agreement and the other Related Documents (except for such as may be properly obtained subsequent to the Closing).

          5.5  Stockholder Approval.  The Company shall have satisfied all
               --------------------
stockholder approval requirements of applicable law, rule or regulation, including provisions of the American Stock Exchange, or any other exchange or market on which the Common Stock is then listed or traded.

          5.6  Absence of Litigation.  No proceeding challenging this Agreement,
               ---------------------
the other Related Documents or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

          5.7  Compliance Certificate.  The Company shall deliver to each
               ----------------------
Investor at the Closing, relating to such Investor's purchase of shares of Common Stock and the issuance of the Warrants, a certificate signed by the President of the Company stating that the Company has complied with or satisfied each of the conditions to the Investor's obligation to consummate the Closing set forth in sections 5.1 through 5.6, unless waived in writing by the Investor.

          5.8  Investors' Rights Agreement.  The Investors' Rights Agreement, in
               ---------------------------
substantially the form attached hereto as Exhibit B (the "Investors' Rights
                                                          -----------------
Agreement"), shall have been executed by all the parties thereto on or prior to
---------
such Closing.

          5.9  Put Agreement.  The Put Agreement, in substantially the form
               -------------
attached hereto as Exhibit C (the "Put Agreement"), shall have been executed by
                                   -------------
all the parties thereto on or prior to such Closing.

          5.10 Opinion of Counsel.  The Company shall deliver to each Investor
               ------------------
at the Closing an opinion of counsel for the Company, dated as of the Closing, in the form attached hereto as Exhibit D.

          5.11 Expenses.  At the Closing, the Company shall pay the legal fees
               --------
and expenses of Shartsis, Friese & Ginsburg LLP ("SF&G") (legal counsel only for
                                                  ----
Westcliff Capital Management, LLC and its affiliates (collectively, "Westcliff")) and all due diligence fees and expenses incurred by Westcliff,
 ---------
incurred in connection with this Agreement, the other Related Documents and the transactions contemplated hereby and thereby. For the avoidance of doubt, no fees paid to SF&G pursuant to this section 5.11 shall be deemed to be payment to counsel for the Investors as required to be made by the Company pursuant to section 2.7 of the Investors' Rights Agreement.

          5.12 Legal Matters.  All matters of a legal nature which pertain to
               -------------
this Agreement and the transactions contemplated hereby shall have been approved by each Investor's counsel.

          5.13 Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor, and the Investor shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

     6.   The Company's Conditions to the Closing.  The Company's obligation to
          ---------------------------------------
deliver the Securities at the Closing is subject to the fulfillment to the Company's satisfaction at such Closing of the following conditions:

          6.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of each Investor contained in section 3 hereof shall be true and correct on and as of the Closing.

          6.2  Performance.  The Investors shall have performed and complied in
               -----------
all material respects with all agreements, obligations, and conditions contained in the Agreement that are required to be performed by it or them or with which it or they are required to have complied on or before the Closing.

     7.   Transfer of Securities; Legends.
          -------------------------------

          7.1  Nontransferability.  The Securities are not transferable except
               ------------------
upon the conditions specified in the Investors' Rights Agreement and applicable federal and state securities laws.

          7.2  Certificates to be Legended.  The Investor understands that each
               ---------------------------
stock certificate representing Securities acquired hereunder will bear a legend on the face thereof (or on the reverse thereof with a reference to such legend on the face thereof) in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THAT ACT OR SUCH LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

          7.3  Removal of Legend.  The Company shall promptly reissue unlegended
               -----------------
certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably satisfactory to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

     8.   Miscellaneous.
          -------------

          8.1  Public Statements or Press Releases.  None of the parties to this
               -----------------------------------
Agreement shall make, issue, or release any announcement, whether to the public generally, or to any of its suppliers or customers, with respect to this Agreement or the other Related Documents or the transactions provided for herein or therein, or make any statement or acknowledgment of the existence of, or reveal the status of, this Agreement or the transactions provided for herein, without the prior consent of the other parties, which shall not be unreasonably withheld or delayed, provided, that nothing in this Section 8.1 shall prevent
                     --------
any of the parties hereto from making such public announcements as it may consider necessary in order to satisfy its legal obligations, but to the extent not inconsistent with such obligations, it shall provide the other parties with an opportunity to review and comment on any proposed public announcement before it is made.

          8.2  Survival of Warranties.  The warranties, representations and
               ----------------------
covenants of the Company and each Investor contained in or made pursuant to this Agreement or the other Related Documents shall survive the execution and delivery of this Agreement and the Closing. The Company agrees to indemnify and hold harmless each Investor and its respective members, managers, partners, officers, directors, employees and agents from and against all losses, claims, expenses, judgments, damages and liabilities, including attorney fees and expert fees, which arise in connection with or arise out of the breach of any representations, warranties, agreements and/or covenants of the Company contained in this Agreement or the other Related Documents.

          8.3  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding more than two-thirds of the outstanding shares of Common Stock acquired hereunder. Any amendment or waiver effective in accordance with this Section
8.3 shall be binding upon each Investor, his, her or its heirs, representatives or permitted assigns, and the Company and its heirs, representatives and permitted assigns.

          8.4  Notices.  Any notice, consent, authorization or other
               -------
communication to be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile transmission with receipt acknowledged by the addressee, three days after being mailed by first class mail, or the next business day after being deposited for next-day delivery with a nationally recognized, receipted, overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice at the address(es) specified on the signature page of this Agreement for the Company and on Exhibit D for each Investor (or at such other address as shall be specified by like notice).

          8.5  Entire Agreement.  This Agreement (including the Schedules and
               ----------------
Exhibits, and the other Related Documents) contains the entire agreement of the parties and supersede all prior negotiations, correspondence, term sheets, agreements and understandings, written and oral, between or among the parties regarding the subject matter hereof.

          8.6  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the respective heirs, representatives, successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective heirs, representatives, successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          8.7  Severability.  If any provision of this Agreement is held by a
               ------------
court of competent jurisdiction to be unenforceable under applicable law, such provision shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Agreement shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

          8.8  Governing Law.  This Agreement shall be governed by and construed
               -------------
and interpreted in accordance with the law of the State of New York, without regard to that state's conflict of laws principles.

          8.9  Attorneys' Fees.  If any action at law or in equity is necessary
               ---------------
to enforce or interpret the terms of this Agreement or the other Related Documents, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          8.10 Interpretation.  This Agreement and the other Related Documents
               --------------
shall be construed according to its fair language. The rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement and the other Related Documents.

          8.11 Further Assurances.  Each party shall execute such other and
               ------------------
further certificates, instruments and other documents as may be reasonably necessary and proper to implement, complete and perfect the transactions contemplated by this Agreement.

          8.12 Counterparts.  This Agreement and the other Related Documents may
               ------------
be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall be considered one and the same agreement.

          8.13 Assignment.  Each Investor may assign or transfer all or any part
               ----------
of the Securities acquired hereunder provided that the conditions specified in section 7 are satisfied, which conditions are, among other things, intended to insure compliance with the provisions of the Securities Act and state securities laws in respect of the transfer of any of the Securities acquired hereunder.
The Company shall not assign this Agreement or any rights hereunder or delegate any duties hereunder. Any attempted or purported assignment or delegation in violation of the preceding sentence shall be void.

          8.14 Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement or the other Related Documents are used for convenience only and are not to be considered in construing or interpreting this Agreement or the other Related Documents.

          8.15 Exculpation Among Investors.  Each Investor acknowledges that it
               ---------------------------
is not relying upon any person, firm or corporation, other than the Company and its officers, directors, employees and agents in making its investment or decision to invest in the Company. Each Investor agrees that no Investor nor the respective controlling person, officers, directors, partners, members, managers, agents or employees of any Investor shall be liable to any other Investor for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities or the execution of or performance under any of this Agreement or the other Related Documents.

          8.16 Representation.  Each party hereto acknowledges that (a)
               --------------
Westcliff Capital Management, LLC retained SF&G to represent Westcliff in connection with this Agreement, the other Related Documents and the transaction related hereto and thereto, (b) the interests of Westcliff may not necessarily coincide with the interests of other Investors, (c) SF&G does not represent any Investor other than Westcliff in connection with the transaction contemplated hereby and thereby, and (d) each Investor has consulted with, or has had an opportunity to consult with, its own legal counsel and has not relied on SF&G for legal counsel in connection with this Agreement, the Related Documents and the transactions related hereto and thereto.

   [Remainder of this page intentionally left blank; signature page follows]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first set forth above.

                                   THE COMPANY

                                   KFx, Inc.


                                   By:__________________________________________
                                   Print Name:__________________________________
                                   Title:_______________________________________
                                   Address: 3300 East First Avenue, Suite 290 Denver, CO 80206
                                   Facsimile:  (303) 293-8430

                                   with a copy to:

                                   Leslie J. Goldman, Esq.
                                   Skadden, Arps, Slate, Meagher & Flom LLP
                                   1440 New York Avenue, N.W.
                                   Washington, DC 20005
                                   Facsimile: (202) 393-5719

     THE INVESTORS:

WESTCLIFF AGGRESSIVE GROWTH, L.P.                                WESTCLIFF ENERGY PARTNERS, L.P.

By:  Westcliff Capital Management, LLC                           By:  Westcliff Capital Management, LLC
Its: General Partner                                             Its: General Partner

By:_____________________________________________                 By:_____________________________________________
   Richard S. Spencer III, Manager                                  Richard S. Spencer III, Manager

WESTCLIFF PARTNERS, L.P.                                         WESTCLIFF LONG/SHORT, L.P.

By:  Westcliff Capital Management, LLC                           By:  Westcliff Capital Management, LLC
Its: General Partner                                             Its: General Partner

By:_____________________________________________                 By:_____________________________________________
   Richard S. Spencer III, Manager                                  Richard S. Spencer III, Manager

WESTCLIFF PUBLIC VENTURES FUND, L.P.                             WESTCLIFF SMALL CAP FUND, L.P.

By:  Westcliff Capital Management, LLC                           By:  Westcliff Capital Management, LLC
Its: General Partner                                             Its: General Partner

By:_____________________________________________                 By:_____________________________________________
   Richard S. Spencer III, Manager                                  Richard S. Spencer III, Manager

CANCER CENTER OF SANTA BARBARA                                   WESTCLIFF MASTER FUND, LTD.

By:  Westcliff Capital Management, LLC                           By:  Westcliff Capital Management, LLC
Its: Investment Adviser and Attorney-In-Fact                     Its: Investment Adviser and Attorney-In-Fact

By:_____________________________________________                 By:_____________________________________________
   Richard S. Spencer III, Manager                                  Richard S. Spencer III, Manager

PARKER FOUNDATION                                                PALM TRUST

By:  Westcliff Capital Management, LLC                           By:  Westcliff Capital Management, LLC
Its: Investment Adviser and Attorney-In-Fact                     Its: Investment Adviser and Attorney-In-Fact

By:_____________________________________________                 By:_____________________________________________
   Richard S. Spencer III, Manager                                  Richard S. Spencer III, Manager

UNIVERSITY OF SAN FRANCISCO                                      WESTCLIFF FOUNDATION

By:  Westcliff Capital Management, LLC                           By:  Westcliff Capital Management, LLC
Its: Investment Adviser and Attorney-In-Fact                     Its: Investment Adviser and Attorney-In-Fact

By:_____________________________________________                 By:_____________________________________________
   Richard S. Spencer III, Manager                                  Richard S. Spencer III, Manager

WESTCLIFF PROFIT SHARING AND MONEY                     NORANDA FINANCE, INC. RETIREMENT PLAN
 PURCHASE PENSION PLAN                                   FOR AFFILIATED COMPANIES TRUST

By:  Westcliff Capital Management, LLC                 By: Mellon Bank, N.A., solely in its capacity as Trustee
Its: Investment Adviser and Attorney-In-Fact               for the Noranda Finance, Inc. Retirement Plan for
                                                           Affiliated Companies Trust (as directed by Westcliff
By:_____________________________________________           Capital Management, LLC), and not in its individual
   Richard S. Spencer III, Manager                         capacity

                                                       By:_____________________________________________
                                                          Bernadette T. Rist
                                                          Authorized Signatory

PENINSULA FUND, L.P.                                   COMMON SENSE PARTNERS, L.P.

By:  Peninsula Capital Management, Inc.                By:  Peninsula Capital Management, Inc.
Its: General Partner                                   Its: Investment Adviser

By:_____________________________________________       By:_____________________________________________
   Scott Bedford, President                               Scott Bedford, President

                                                       By:  Common Sense Investment Management, LLC
                                                       Its: General Partner

                                                       By:_____________________________________________
                                                          Scott A. Thompson
                                                          Director and Senior Vice President Finance
RAM TRADING, LTD.

By:  Ritchie Capital Management, LLC
Its: Investment Adviser

By:_____________________________________________
   David Popovich, Chief Financial Officer

                                   EXHIBIT A
                                   ---------

                                FORM OF WARRANT

THE WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THAT ACT OR SUCH LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                   KFX, INC.

____________ __, 20__

No. ____

     This certifies that ____________________ (the "Holder") is entitled,
                                                    ------
subject to the terms and conditions of this Warrant, to purchase from KFx, Inc. a Delaware corporation (the "Company"), all or any part of an aggregate of
                             -------
_________ shares of the Company's authorized and unissued Common Stock, par value $0.001 per share (the "Warrant Stock"), at the Warrant Price (as defined
                             -------------
herein), upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit A and simultaneous payment of the Warrant Price for each share of Warrant Stock so purchased in lawful money of the United States, unless exercised in accordance with the provisions of section 2.6 of this Warrant. The Holder may exercise the Warrant at any time after the date of this Warrant and prior to the eighth anniversary of the date of issuance of this Warrant (the "Expiration Date").
 ---------------

     The Warrant is one of a series of warrants issued pursuant to that certain Common Stock and Warrant Purchase Agreement, dated as of March 28, 2002 (the "Purchase Agreement"), by and among the Company, the Holder and certain of the
 ------------------
other investors listed on the Schedule of Investors attached to the Purchase Agreement (the "Investors").
                ---------

  .  Definitions.  The following definitions shall apply for purposes of this
     -----------
     Warrant:

     .  "Acquisition" means any consolidation, merger or reorganization of the
         -----------
        Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent of the Company's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent of the Company's voting power is transferred, excluding any consolidation, merger or reorganization effected exclusively to change the domicile of the Company.

     .  "Asset Transfer" means a sale, lease or other disposition of all or
         --------------
        substantially all of the assets of the Company.

     .  "Company" means the "Company" as defined above and includes any
         -------
        corporation or other entity that succeeds to or assumes the obligations of the Company under this Warrant.

     .  "Fair Market Value" of a share of Warrant Stock means (a) if the Common
         -----------------
        Stock is traded on a securities exchange, the average of the closing price each day over the thirty consecutive day period ending three days before the date on which the fair market value of the securities is being determined, (b) if the Common Stock is actively traded over-the counter, the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) each day over the thirty consecutive day period ending three days before the date on which the fair market value of the securities is being determined, or (c) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, then as determined by mutual agreement of the Holder and the Company.

     .  "Holder" means the "Holder" as defined above and includes any transferee
         ------
        who shall at the time be the registered holder of this Warrant.

     .  "Investors' Rights Agreement" means that certain Investors' Rights
         ---------------------------
        Agreement, dated as of the date hereof, by and among the Company, the Holder and certain other investors listed on the Schedule of Investors attached to the Investors' Rights Agreement.

     .  "Registration Statement" shall have the meaning ascribed to that term in
         ----------------------
        the Investors' Rights Agreement.

     .  "SEC" means the Securities and Exchange Commission.
         ---

     .  "Securities Act" means the Securities Act of 1933, as amended.
         --------------

     .  "Warrant" means this Warrant and any warrant(s) delivered in
         -------
        substitution or exchange therefor, as provided herein.

     .  "Warrant Price" means $2.75 per share of Warrant Stock, as the same may
         -------------
        be adjusted pursuant to the terms of this Warrant.

     .  "Warrant Stock" means the Common Stock of the Company.  The number and
         -------------
        character of shares of Warrant Stock are subject to adjustment as provided herein and the term "Warrant Stock" shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms.

  .  Exercise.
     --------

     .  Method of Exercise.  Subject to the terms and conditions of this
        ------------------
        Warrant, the Holder may exercise the purchase rights represented by this Warrant in whole or in part, at any time or from time to time, on or after the date hereof and before the Expiration Date, by surrendering this Warrant at the principal offices of the Company, together with the subscription form attached hereto, duly completed and executed by the Holder, and payment of an amount equal to the product obtained by multiplying (a) the number of shares of Warrant Stock so purchased by
        (b) the Warrant Price.

     .  Form of Payment.  Except as provided in section 2.6, payment may be made
        ---------------
        by (a) a check payable to the Company's order, (b) wire transfer of funds to the Company, (c) cancellation of indebtedness of the Company to the Holder, or (d) any combination of the foregoing.

     .  Partial Exercise.  Upon a partial exercise of this Warrant, this Warrant
        ----------------
        shall be surrendered by the Holder and replaced with a new Warrant or Warrants of like tenor for the balance of the shares of Warrant Stock purchasable under the Warrant surrendered upon such purchase. The Warrant or Warrants will be delivered to the Holder thereof within a reasonable time.

     .  No Fractional Shares.  No fractional shares may be issued upon any
        --------------------
        exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares. If upon any exercise of this Warrant a fraction of a share results, the Company will pay to the Holder an amount equal to the such fraction multiplied by the Fair Market Value of a share of Warrant Stock.

     .  Automatic Exercise.  Anything herein to the contrary notwithstanding,
        ------------------
        this Warrant shall be deemed to be automatically exercised, with no notice required by the Holder and, in lieu of payment as provided for in
        Section 2.2 of this Warrant, on a Net Issue Exercise basis as described in Section 2.6, immediately prior to the closing of an Acquisition or an Asset Transfer if the value of the cash, stock or other property that the Holder would receive for each share of Warrant Stock if the Holder had exercised this Warrant immediately prior to the closing of an Acquisition or an Asset Transfer exceeds the Warrant Price. For purposes of this Section 2.5, the value of stock or other property described in the previous sentence will be deemed its fair market value as determined by mutual agreement of the Holder and the Company.

     .  Net Issue Exercise Election.  The Holder may elect to convert all or a
        ---------------------------
        portion of this Warrant, without the payment by the Holder of any additional consideration, by the surrender of this Warrant or such portion to the Company, with the net issue exercise election selected in the subscription form attached hereto as Exhibit A, duly completed and executed by the Holder, into up to the number of shares of Warrant Stock that is obtained under the following formula:

                                  X = Y (A-B)
                                      -------
                                       A

where X = the number of shares of Warrant Stock to be issued to the Holder pursuant to this section 2.6.

          Y = the number of shares of Warrant Stock purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the number of shares of Warrant Stock represented by the portion of the Warrant being exercised.

          A = the Fair Market Value of one share of Warrant Stock as at the time the net issue exercise election is made pursuant to this section 2.6.

          B  =  the Warrant Price.

  .  Issuance of Stock
     -----------------

     . This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date; provided, that in the event this Warrant is automatically exercised in connection with an Acquisition or Asset Transfer pursuant to section 2.5, then the shares of Warrant Stock purchased pursuant to this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares immediately prior to such Acquisition or Asset Transfer. As soon as practicable, but in any event no later than three days after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise.

     . The Company covenants and agrees that: (a) all Warrant Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, free from all preemptive rights, free from all taxes, liens and charges with respect to the issue thereof and free and clear of any restrictions on transfer (other than under the Securities Act and state securities laws); and (b) that during the period within which the rights represented by this Warrant may be exercised, the Company will, at all times, have authorized, and reserved for the purpose of the issue upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Warrant Stock to provide for the exercise of the rights represented by this Warrant. The offer, sale and issuance of the Warrant Stock issued upon the exercise of this Warrant shall be exempt from the registration requirements of the Securities Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

  .  Adjustment Provisions.  The number and character of shares of Warrant Stock
     ---------------------
     issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefor, are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised:

     .  Subsequent Dilutive Event.
        -------------------------

                    .    If, during the period beginning on the date of issuance
          of this Warrant and ending on and including the first anniversary of such date, the Company issues warrants, options or any other securities (except for Preferred Stock) of the Company convertible, exercisable or exchangeable into or for Common Stock (or other securities convertible into Common Stock) at an exercise price per share that is less than the Warrant Price, the Warrant Price shall be reduced to equal such lower exercise price.

                    .    If, during the period beginning on the date of issuance
          of this Warrant and ending on and including the first anniversary of such date, the exercise price of any warrants, options or other securities (except for Preferred Stock) of the Company convertible, exercisable or exchangeable into or for Common Stock (or other securities convertible into Common Stock) is reduced to a price that is less than the Warrant Price, the Warrant Price shall be reduced to equal such lower exercise price.

     .  Adjustments for Subdivisions, Combinations, etc.  If the Company shall
        ------------------------------------------------
        at any time after the date of issuance of this Warrant (a) subdivide the outstanding shares of the Company, (b) combine the outstanding shares of the Company into a smaller number of shares, or (c) declare any stock dividend, reclassification or recapitalization or other similar event affecting the number of outstanding shares of Warrant Stock (or such other stock or securities), then the Warrant Price and the number and kind of shares of Warrant Stock receivable on exercise, in effect at the time of the effective date of such subdivision, combination, stock dividend, reclassification or recapitalization or other similar event, shall be proportionally adjusted so that on exercise of the Warrant after such time the Holder shall receive the same number and kind of shares which, if this Warrant had been exercised immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive by virtue of such subdivision, combination, stock dividend, reclassification or recapitalization. Such adjustment shall be made successively when any event listed above shall occur and shall be retroactive to the record date, if any, for such event. Any adjustment made pursuant to this section 4.2 shall become effective immediately on the effective date of such event retroactive to the record date, if any, for such event. All calculations made under this section 4.2 shall be made to the nearest 1/100/th/ cent or to the nearest share, as the case may be.

     .  Adjustment for Other Dividends and Distributions.  In case the Company
        ------------------------------------------------
        shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Warrant Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under section 4.2), or (b) assets, then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

          .    Adjustment for Reorganization, Consolidation, Merger. In case of
               ----------------------------------------------------
               any reorganization of the Company (or of any other corporation or entity, the stock or other securities of which are at the time receivable upon the exercise of this Warrant) after the date of this Warrant, or in case, after such date, the Company (or any such corporation or entity) shall consolidate with or merge into another corporation or entity or convey all or substantially all of its assets to another corporation or entity, then, and in each such case, the Holder, upon the exercise of this Warrant (as provided in section 2), at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant. The successor or purchasing corporation or entity in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant. In each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger or conveyance.

          .    Notice of Adjustments. Whenever the Warrant Price or number of
               ---------------------
               shares of Warrant Stock issuable upon exercise hereof shall be adjusted pursuant to Section 4 hereof, the Company shall issue a written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price and number of shares of Warrant Stock purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such notice to be mailed to the Holder. The Company shall provide the Holder with not less than 10 days prior written notice of (a) any event resulting in an adjustment under Section 4 and (b) any sale, lease or other disposition of all or substantially all of the assets of the Company.

          .    No Change Necessary. The form of this Warrant need not be changed
               -------------------
               because of any adjustment in the Warrant Price or in the number of shares of Warrant Stock issuable upon its exercise.

     .    No Rights or Liabilities as Stockholder. This Warrant does not by
          ---------------------------------------
          itself entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a stockholder of the Company for any purpose.

     .    Attorneys' Fees. In the event any party is required to engage the
          ---------------
          services of any attorneys for the purpose of enforcing this Warrant, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including attorneys' fees.

     .    Transfer. This Warrant may be transferred or assigned by the Holder,
          --------
          in whole or in part, if the Holder (a) provides written notice to the Company prior to such transfer or assignment, in the form attached hereto as Exhibit B, and (b) delivers to the Company, on the Company's reasonable request, a written opinion of such Holder's counsel reasonably satisfactory to the Company (or other evidence reasonably satisfactory to the Company) that such transfer does not require registration or qualification under the Securities Act and any applicable state securities law; provided, however, that the Holder shall not be required to comply with clause (b) of this sentence if the transfer shall have been made by (x) a Holder which is a partnership or limited liability company to a partner, former partner, member, former member, or other affiliate of such partnership or limited liability company, as the case may be, or (y) a Holder to any corporation, partnership or limited liability company controlling, controlled by, or under common control or investment management with such Holder. The rights and obligations of the Company and the Holder under this Warrant shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

     .    Loss or Mutilation. Upon receipt by the Company of evidence reasonably
          ------------------
          satisfactory to it of the ownership and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     .    Governing Law. This Warrant shall be governed by and construed and
          -------------
          interpreted in accordance with the laws of the State of New York, without giving effect to its conflicts of law principles.

     .    Headings.  The headings and captions used in this Warrant are used for
          --------
          convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

     .    Notices. Any request, consent, notice or other communication required
          -------
          or permitted under this Warrant shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile, one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three days after being deposited as first class mail with the United States Postal Service, all charges or postage prepaid, and properly addressed to the party to receive the same at the address indicated for such party on the signature pages of the Purchase Agreement. Any party may, at any time, by providing ten days' advance notice to the other party hereto, designate any other address in substitution of the an address established pursuant to the foregoing. All correspondence to the Company shall be addressed as follows:

               KFx, Inc.
               3300 East First Avenue, Suite 290
               Denver, CO  80206
               Facsimile:  (303) 293-8430

               Attention:  Chief Executive Officer

               with a copy to:

               Leslie J. Goldman, Esq.
               Skadden, Arps, Slate, Meagher & Flom LLP
               1440 New York Avenue, N.W.
               Washington, DC  20005
               Facsimile:  (202) 393-5719

     .    Amendment; Waiver. Any term of this Warrant may be amended, and the
          -----------------
          observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

     .    Severability. If one or more provisions of this Warrant are held to be
          ------------
          unenforceable under applicable law, such provision(s) shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Warrant shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

     .    Terms Binding. By acceptance of this Warrant, the Holder accepts and
          -------------
          agrees to be bound by all the terms and conditions of this Warrant.

     .    Valid Issuance; Taxes. All shares of Warrant Stock issued upon the
          ---------------------
          exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Warrant Stock in any name other than that of the Holder of this Warrant.

     .    Registration Rights. All shares of Warrant Stock issuable upon
          -------------------
          exercise of this Warrant shall be deemed to be "Registrable Securities" or such other definition of securities entitled to registration rights pursuant to the Investors' Rights Agreement, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to holders of Registrable Securities thereunder.

     .    No Impairment. The Company will not, by amendment of its certificate
          -------------
          of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon exercise of this Warrant.

          IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the date forth below.

          Dated: _________  ___, 20__

                                             KFx, Inc.


                                             By:    ___________________________
                                             Name:  ___________________________
                                             Title: ___________________________

                                   EXHIBIT A

                             FORM OF SUBSCRIPTION
                  (TO BE SIGNED ONLY ON EXERCISE OF WARRANT)

To: KFx, Inc.

     (1)  Check the box that applies and then provide the necessary information:

     [_]  Purchase Election.  The undersigned Holder hereby elects to purchase
          -----------------
___________ shares of Common Stock of KFx, Inc. (the "Warrant Stock"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

     [_]  Net Issue Exercise Election.  The undersigned Holder elects to convert
          ---------------------------
the Warrant into shares of Warrant Stock by net issue exercise election pursuant to section 2.6 of the Warrant. This conversion is exercised with respect to __________ shares of Common Stock of KFx, Inc. (the "Warrant Stock") covered by the Warrant.

     (2) In exercising the Warrant, the undersigned Holder hereby makes the representations and warranties set forth on Appendix I hereto as of the date hereof.

     (3) Please issue a certificate or certificates representing such shares of Warrant Stock in the name or names specified below:


___________________________________     ___________________________________
(Name)                                  (Name)

___________________________________     ___________________________________
(Address)                               (Address)

___________________________________     ___________________________________
(City, State, Zip Code)                 (City, State, Zip Code)

___________________________________     ___________________________________
(Federal Tax Identification Number)     (Federal Tax Identification Number)

___________________________________     ____________________________________
(Date)                                  (Signature of Holder)

                                  APPENDIX I
                           INVESTMENT REPRESENTATION

The undersigned, _____________________ (the "Holder"), intends to acquire shares of Common Stock (the "Common Stock") of KFx, Inc. (the "Company") from the Company pursuant to the exercise or conversion of a Warrant to Purchase Common Stock held by the Holder. The Company intends to issue the Common Stock to the Holder in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, the Holder represents, warrants and agrees as follows:

(a) The Holder is acquiring the Common Stock for its own account, to hold for investment, and the Holder shall not make any sale, transfer or other disposition of the Common Stock in violation of the Securities Act or the rules promulgated thereunder or in violation of any applicable state securities law.

(b) The Holder has been advised that the Common Stock has not been registered under the Securities Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on the Holder's representations set forth herein.

(c) The Holder has been informed that under the Securities Act, the Common Stock must be held indefinitely unless it is subsequently registered under the Securities Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by the Holder of the Common Stock. The Holder further agrees that the Company may refuse to permit the Holder to sell, transfer or dispose of the Common Stock (except as permitted under Rule 144) unless there is in effect a registration statement under the Securities Act and any applicable state securities laws covering such transfer, or unless the Holder furnishes an opinion of counsel reasonably satisfactory to counsel for the Company to the effect that such registration is not required.

The Holder also understands and agrees that there will be placed on the certificate(s) for the Common Stock or any substitutions therefor, a legend stating in substance:

          "The securities represented by this certificate have not been registered or qualified under the Securities Act of 1933, as amended, or any state securities laws and thus may not be transferred unless restricted or qualified under that act or such laws or unless, in the opinion of counsel reasonably satisfactory to the issues, registration or qualification is not required."

                                   EXHIBIT B

                                ASSIGNMENT FORM
           (TO ASSIGN THE FOREGOING WARRANT TO PURCHASE COMMON STOCK,
               EXECUTE THIS FORM AND SUPPLY REQUIRED INFORMATION.
                   DO NOT USE THIS FORM TO PURCHASE SHARES.)

FOR VALUE RECEIVED, the foregoing Warrant to Purchase Common Stock and all rights evidenced thereby are hereby assigned to

________________________________________________________________________________
                                (Please Print)

whose address is________________________________________________________________
                                (Please Print)

________________________________________________________________________________

Dated:  ____________, ____

                                   Holder's Signature: _________________________
                                   Holder's Address:   _________________________
                                                       _________________________

                                   EXHIBIT B
                                   ---------

                          INVESTORS' RIGHTS AGREEMENT



                                   KFx, INC.

                          Investors' Rights Agreement



                          Dated as of March 28, 2002

                          Investors' Rights Agreement


     THIS INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made as of March 28,
                                             ---------
2002, by and among KFx, Inc., a Delaware corporation (the "Company"), and the
                                                           -------
Investors listed on Schedule A hereto (each of whom is herein called individually, an "Investor" and all of whom are herein called, collectively, the
                  --------
"Investors"), with reference to the following facts:
 ---------

     The Investors are parties to the Common Stock and Warrant Purchase Agreement, dated as of March 28, 2002 (the "Purchase Agreement"), among the
                                            ------------------
Company and the Investors, which provides that as a condition to the closing of the transactions contemplated therein this Agreement must be executed and delivered by the Investors and the Company. Capitalized terms not defined herein are defined in the Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto further agree as follows:

  .  Certain Definitions.  The following definitions shall apply for purposes
     -------------------
     of this Agreement:

     .  "Form S-3" means such form under the Securities Act as in effect on the
         --------
        date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     .  "Holder" means any person owning or having the right to acquire
         ------
        Registrable Securities or any assignee thereof in accordance with section 2.10 hereof.

     .  "Purchase Price" means $2.50 per share of Common Stock or Preferred
         --------------
        Stock, as the case may be, as that price shall be appropriately adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Common Stock (or such other stock or securities).

     .  "Purchase Price Per Common Share Equivalent" means (a) if Common Stock
         ------------------------------------------
        is issued in the Subsequent Dilutive Offering, the price per share of Common Stock, or (b) if Preferred Stock is issued in the Subsequent Dilutive Offering, the price at which a share of such Preferred Stock is issued in the Subsequent Dilutive Offering divided by the number of shares of Common Stock into which such share of Preferred Stock may be converted.

     .  "Register", "registered", and "registration" refer to a registration
         --------    ----------        ------------
        effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

     .  "Registrable Securities" means (a) the shares of the Company's Common
         ----------------------
        Stock issued pursuant to the Purchase Agreement and, if applicable, this Agreement, (b) shares of the Company's Common Stock previously acquired by the Investors and listed on Schedule B hereto, (c) shares of the Company's Common Stock issuable on exercise of the Warrants (as defined in the Purchase Agreement) issued pursuant to the Purchase Agreement and, if applicable, this Agreement, and (d) any Common Stock of the Company issued as (or issuable on the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in clauses (a), (b) and (c) above; provided that there shall be excluded any Registrable Securities sold by a person in a transaction in which that person's rights under section 2 are not assigned.

     .  The number of shares of "Registrable Securities" outstanding shall be
                                 ----------------------
        determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

  .  Registration Rights.  The Company covenants and agrees as follows:
     -------------------

     .  Mandatory Registration.
        ----------------------

                    .    The Company shall prepare and file with the SEC on or
          before April 30, 2002 (the "Filing Deadline") a registration statement
                                      ---------------
          on Form S-3 (or, if Form S-3 is not then available, on such form of registration statement that is then available to effect a registration of all Registrable Securities, subject to consent of the Investors holding at least a majority of the Registrable Securities) for the purpose of registering under the Securities Act all of the Registrable Securities for resale by, and for the account of, the Holders as selling stockholders thereunder (the "Registration Statement"). The
                                                ----------------------
          Company shall use best efforts to cause the Registration Statement to become effective as soon as possible after filing. The Company shall keep such registration statement effective at all times until the earlier of the date on which all the Registrable Securities (i) are sold and (ii) can be sold by all the Holders (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) in any three-month period without volume limitation and without registration in compliance with Rule 144 under the Securities Act.
          The date on which the Registration Statement is withdrawn pursuant to the preceding sentence is the "Registration Withdrawal Date".
                                         ----------------------------

                    .    If the Company has not filed the Registration Statement
          with the SEC on or before April 30, 2002, the Company shall issue to each Holder an additional warrant (on the same terms and conditions as the Warrants, including the Exercise Price then in effect (a "Registration Warrant")), to acquire that number of shares
           --------------------
          of Common Stock equal to ten percent (10%) of the number of shares of Common Stock issuable on exercise of the Warrants issued to that Holder.

                    . At the end of each thirty (30) day period (or a portion thereof) after April 30, 2002, that the Registration Statement has not been filed with the SEC, the Company shall issue to each Holder a Registration Warrant to acquire that number of shares of Common Stock equal to (i) ten percent (10%) of the number of shares of Common Stock issuable on exercise of the Warrants issued to that Holder, multiplied by (ii) a fraction, the numerator of which is the number of days during such thirty-day period before the date on which the Registration Statement was filed with the SEC and the denominator of which is thirty.

                    .    If the Registration Statement has not been declared
          effective by the SEC on or before June 14, 2002, the Company shall issue to each Holder a Registration Warrant to acquire that number of shares of Common Stock equal to ten percent (10%) of the number of shares of Common Stock issuable on exercise of the Warrants issued to that Holder.

                    .    At the end of each thirty (30) day period (or a portion
          thereof), after June 14, 2002, that the Registration Statement has not been declared effective by the SEC, the Company shall issue to each Holder a Registration Warrant to acquire that number of shares of Common Stock equal to (i) ten percent (10%) of the number of shares of Common Stock issuable on exercise of the Warrants issued to that Holder, multiplied by (ii) a fraction, the numerator of which is the number of days during such thirty-day period before the date on which the Registration Statement is declared effective by the SEC and the denominator of which is thirty.

  .  Company Registration.
     --------------------

                    .    If (but without any obligation to do so) the Company
          proposes to register any of its stock (including a registration effected by the Company for stockholders other than the Holders) or other securities under the Securities Act in connection with the public offering of such securities, the Company shall, at such time, promptly give each Holder notice of such registration. On the request of each Holder given within thirty days after such notice by the Company, the Company shall, subject to the provisions of section 2.2(c), cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

                    .    The Company shall have the right to terminate or
          withdraw any registration initiated by it under this section 2.2 prior to the effectiveness of such registration, whether or not any Holder shall have elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with section 2.7 hereof.

                    .    In connection with any offering involving an
          underwriting of shares of the Company's capital stock, the Company shall not be required under this section 2.2 to include any requesting Holder's securities in such underwriting, unless such Holder accepts the terms of the underwriting as agreed between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enters into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters advise the Company in writing in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by the Holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters advise the Company in writing in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such Registrable Securities that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the Registrable Securities so included to be apportioned pro rata among the selling Holders according to the total amount of Registrable Securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders); provided, that in no event shall the amount of
                                 --------
          Registrable Securities of the selling Holders included in the offering be reduced below one-third of the total amount of securities included in such offering. For purposes of such apportionment among Holders, for any selling stockholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder", and any pro rata reduction with respect to such "selling Holder" shall be based on the aggregate amount of Registrable Securities owned by all such related entities and individuals.

     .  Form S-3 Registration.  If, at any time after the Registration
        ---------------------
        Withdrawal Date, the Company shall receive from one or more Holders a request or requests that the Company effect a registration on Form S-3 and any related blue sky or similar qualification or compliance with respect to the Registrable Securities owned by such Holder or Holders, the Company shall:

                    .    Within five days of the receipt thereof, give notice of
          the proposed registration, and any related blue sky or similar qualification or compliance, to all other Holders; and

                    .    Cause, as soon as reasonably practicable, such
          Registrable Securities to be registered for offering and sale on Form S-3 and cause such Registrable Securities to be qualified in such jurisdictions as such Holders may reasonable request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a request given within twenty days after receipt of such notice from the Company; provided that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 2.3:

                              .  If the Holders, together with the holders of
            any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000;

                              .  If the Company has, within the twelve month
            period preceding the date of such request, already effected two registrations for the Holders pursuant to this section 2.3 or section 2.4;

                              .  If the Company furnishes to the Holders a
            certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety days after receipt of the request of the Holder or Holders under this section 2.3; provided that the Company shall not utilize this right, together with its right under section 2.4(c), more than once in any twelve month period; provided, further, that the Company shall not register shares for its own account during such ninety day period unless the Holder can exercise its right to request the registration of Registrable Securities under section 2.2; or

                              .  In any particular jurisdiction in which the
            Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                         .    Subject to the foregoing, the Company shall file a
          registration statement covering the Registrable Securities and other securities so requested to be registered as soon as reasonably practicable after receipt of the request or requests of the Holders.

     .  Request for Registration.
        ------------------------

                         .    If, at any time after the Registration Withdrawal
          Date, the Company is not eligible to effect a registration on Form S-3 and the Company shall, during such period that it is not so eligible, receive a written request from the Holders that the Company file a registration statement under the Securities Act covering the registration of all or a portion of the Registrable Securities then outstanding, then the Company shall:

                              .  within five days of the receipt thereof, give
            notice of the proposed registration, and any related blue sky or similar qualification or compliance, to all other Holders; and

                              .  cause, as soon as reasonably practicable, such
            Registrable Securities to be registered for offering and sale and cause such Registrable Securities to be qualified in such jurisdictions as such Holders may reasonable request, together with all or such portion of the

               Registrable Securities of any other Holders joining in such request as are specified in a request given within twenty days after receipt of such notice from the Company; provided that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 2.4:

                         1.  if the Holders propose to sell Registrable
Securities at an aggregate price to the public of less than $1,000,000;

                         2.  if the Company has, within the twelve month period
preceding the date of such request, already effected two registrations for the Holders pursuant to section 2.3 or this section 2.4; and

                         3.  in any particular jurisdiction in which the Company
would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                      .      If the Holders initiating the registration request
          hereunder ("Initiating Holders") intend to distribute the Registrable
                      ------------------
          Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to section 2.4(a) and the Company shall include such information in the written notice referred to in section 2.4(a). The underwriter will be selected by a majority in interest (as determined by the number of Registrable Securities held) of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his, her or its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in section 2.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this section 2.4, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                      .      Notwithstanding the foregoing, if the Company shall
          furnish to Holders requesting a registration statement pursuant to this section 2.4, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety days after receipt of the request of the Initiating Holders; provided that the Company may not utilize this right, together with its right under section 2.3(b)(iii) more than once in any twelve month period; provided further, that the Company shall not register shares for its own account during such ninety day period unless the Holder can exercise its right to request the registration of Registrable Securities under section 2.2.

..    Obligations of the Company.  Whenever required under this section 2 to
     --------------------------
     effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                      .      Except as otherwise provided in section 2.1,
          prepare and file with the SEC a registration statement with respect to such Registrable Securities and use best efforts to cause such registration statement to become effective, and, on the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to 180 days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided that (i) such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 (or any other Form, to the extent permitted by law) that are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, except to the extent that the Holders (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) of such Registrable Securities may sell those Registrable Securities in any three-month period without regard to the volume limitation and without registration in compliance with Rule 144 under the Securities Act;

                      .      Prepare and file with the SEC such amendments and
          supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the Securities Act with respect to the disposition of all securities covered by such registration statement during the period of time such registration statement remains effective;

                      .      Furnish to the Holders such numbers of copies of a
          prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request to facilitate the disposition of Registrable Securities owned by them;

                      .      Use best efforts to register and qualify the
          securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                      .      In the event of any underwritten public offering,
          enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

                      .      During the period of time such registration
          statement remains effective, notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and, thereafter, the Company will promptly prepare (and, when completed, deliver to each selling Holder) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                      .      Cause all such Registrable Securities registered
          hereunder to be listed on each securities exchange on which securities of the same class issued by the Company are then listed;

                      .      Provide a transfer agent and registrar for all
          Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

                      .      Furnish, at the request of any Holder requesting
          registration of Registrable Securities pursuant to this section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this section 2 if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and with respect to events subsequent to the date of the financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

..    Information from Holder.  It shall be a condition precedent to the
     -----------------------
     obligations of the Company to take any action pursuant to this section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by such Holder, and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Securities.

..    Expenses of Registration.  All expenses incurred in connection with
     ------------------------
     registrations, filings or qualifications pursuant to sections 2.1, 2.2, 2.3 and 2.4, including (without limitation) all registration, filing and qualification fees, printing fees and expenses, accounting fees and expenses, fees and disbursements of counsel for the Company and the fees and disbursements of counsel for the selling Holders selected by the Holders, shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to section 2.1 or 2.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based on the number of Registrable Securities that were requested to be included in the withdrawn registration); provided that, if at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition (financial or otherwise), business, or prospects of the Company from that known to the Holders at the time of their request and shall have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to section 2.1 or 2.3. Anything herein to the contrary notwithstanding, all underwriting discounts, commissions and transfer taxes incurred in connection with a sale of Registrable Securities shall be borne and paid by the Holder thereof, and the Company shall have no responsibility therefor.

..    Indemnification.  If any Registrable Securities are included in a
     ---------------
     registration statement under this section 2:

                      .      To the extent permitted by law, the Company will
          indemnify and hold harmless each Holder, the partners, officers, directors, stockholders, members and managers of such Holder, legal counsel and accountants for such Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue
                                                   ----------
          statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse such Holder, underwriter or controlling person for any legal or other expenses incurred, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based on a Violation that occurs in reliance on and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person.

                      .      To the extent permitted by law, each selling Holder
          will indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance on and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this section 2.8(b), for any legal or other expenses reasonably incurred, as incurred, by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed); and provided further that in no event shall any indemnity by such Holder under this section 2.8(b), when aggregated with amounts contributed, if any, pursuant to section 2.8(d), exceed the net proceeds from the sale of Registrable Securities hereunder received by such Holder.

                      .      Promptly after receipt by an indemnified party
          under this section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this section 2.8, deliver to the indemnifying party notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this section 2.8, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this section 2.8.

                         .    If the indemnification provided in this section
               2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that shall have resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided that in no event shall any contribution by a Holder under this section 2.8(d), when aggregate with amounts paid, if any, pursuant to section 2.8(b), exceed the net proceeds from the sale of Registrable Securities hereunder received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                         .    Notwithstanding the foregoing, to the extent that
               the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                         .    The obligations of the Company and Holders under
               this section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this section 2, and otherwise.

     .    Reports under Exchange Act. With a view to making available to the
          --------------------------
          Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                         .    Make and keep public information available, as
               those terms are used in SEC Rule 144, at all times;

                         .    Take such action as is necessary to enable the
               Holders to utilize Form S-3 for the sale of their Registrable Securities;

                         .    File with the SEC in a timely manner all reports
               and other documents required of the Company under the Securities Act and the Exchange Act;

                         .    Furnish to any Holder, so long as the Holder owns
               any Registrable Securities, forthwith on request, (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form; and

                         .    Undertake any additional actions reasonably
               necessary to maintain the availability of the Registration Statement or the use of Rule 144.

     .    Assignment of Registration Rights. The rights to cause the Company to
          ---------------------------------
          register Registrable Securities pursuant to this section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such Registrable Securities that (a) is a subsidiary, parent, current or former partner, current or former limited partner, current or former member, current or former manager or stockholder of a Holder, (b) is an entity controlling, controlled by or under common control, or under common investment management, with a Holder, including without limitation a corporation, partnership or limited liability company that is a direct or indirect parent or subsidiary of the Holder, or (c) is a transferee or assignee of at least 10,000 (as adjusted for stock split, combinations, dividends and the like) shares of such Registrable Securities; provided that: (i) the Company is, within a reasonable time after such transfer, notified of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

     .    Limitations on Subsequent Registration Rights. From and after the date
          ---------------------------------------------
          of this Agreement, the Company shall not, without the prior consent of the Holders of at least two-thirds of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration filed under sections 2.1 and 2.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included; provided, however, that this section shall not apply to the transaction described on Schedule 2.14 of the Purchase Agreement.

..    Covenants.
     ---------

     .    Reserve for Exercise Shares. The Company shall at all times reserve
          ---------------------------
          and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock (the "Exercise Shares") as
                                                            ---------------
          shall be sufficient to enable it to comply with its exercise obligations under the Warrants and Registration Warrants. If at any time the number of Exercise Shares shall not be sufficient to effect the exercise of the Warrants and Registration Warrants, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number as will be sufficient for such purposes. The Company will obtain authorization, consent, approval or other action by, or make any filing with, any administrative body that may be required under applicable state securities laws in connection with the issuance of Exercise Shares.

     .    "Market Stand-Off" Agreement. Each Holder hereby agrees that from the
           ---------------------------
          date hereof until the date the Registration Statement is declared effective such Holder shall not (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company or any securities convertible into or exercisable or exchangeable for securities of the Company, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of securities of the Company, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of securities, in cash or otherwise; provided that the market-standoff period described in this section 3.2 shall terminate (i) on May 31, 2002, if the Company has not filed the Registration Statement on or before that date, or (ii) on June 30, 2002, if the Registration Statement is not declared effective on or before that date; provided, further, that if such restrictions are terminated or waived for any other Holder, the restriction on each Holder hereunder shall be terminated or waived to the same extent.

     .    Preferred Stock. Except for the transaction described in item 2 of
          ---------------
          Schedule 2.14 of the Purchase Agreement, the Company shall not issue any preferred stock of the Company (or other securities of any nature convertible into preferred stock of the Company) without the consent of Holders holding at least two-thirds of the then outstanding Registrable Securities.

     .    Termination of Covenants. The covenants set forth in sections 3.1, 3.2
          ------------------------
          and 3.2 shall terminate as to each Holder and be of no further force and effect at the time the Holders no longer hold any Registrable Securities.

..    Subsequent Dilutive Offerings. If during the period beginning on the
     -----------------------------
     Closing Date and ending on and including the first anniversary of the Closing Date, the Company issues shares of Common Stock or Preferred Stock at a Purchase Price Per Common Share Equivalent less than the Purchase Price (a "Subsequent Dilutive Offering"), then the Company shall, within
               ----------------------------
     ten (10) days of the closing of the Subsequent Dilutive Offering, issue to each Holder:

                         .    A number of shares of Common Stock equal to (i)(A)
               the number of shares of Common Stock purchased by such Holder pursuant to Purchase Agreement multiplied by (B) the remainder of the Purchase Price minus the Purchase Price Per Common Share Equivalent (as of the date of sale) issued in the Subsequent Dilutive Offering, divided by (ii) the Purchase Price per Common Share Equivalent (as of the date of sale) issued in the Subsequent Dilutive Offering; and

                         .    a Warrant (which has the same terms and conditions
               as the Warrants, including the Warrant Price (as defined in the Warrants) then in effect) to purchase a number of shares of Common Stock equal to 112.5% of the number of shares of Common Stock issued to that Investor pursuant to section 4(a) above.

..    Right of First Offer.
     --------------------

     .    Holders' Rights. So long as a person is a Holder, the Company hereby
          ---------------
          grants to each such Holder the first right to purchase the Equity Securities (as defined in Section 5.5) that the Company may from time to time desire to issue during the period beginning on the Closing Date and ending on and including the second anniversary of the Closing Date. A Holder that chooses to exercise the right of first offer may designate as purchasers under such right himself, herself or itself, a current or former constituent partner, affiliate or current or former member of itself or an entity controlling, controlled by or under common control with itself, including without limitation a corporation or limited liability company that is a parent or subsidiary, in such proportions as it deems appropriate.

     .    Notice.
          ------

                         .    Prior to any sale or issuance by the Company of
               any Equity Securities, the Company shall notify each Holder in writing (the "Notice")
                             ------
          of its bona fide intention to sell and issue such securities, setting forth the number of shares of Equity Securities it proposes to sell and the price and other terms upon which it proposes to make such sale. Within 30 days after receipt of the Notice, each Holder shall notify the Company whether it elects to exercise its right to purchase all (or any part thereof) of the Equity Securities so offered and specify the number of shares of Equity Securities the Holder elects to acquire. If the participating Holders elect, in aggregate, to acquire less than all of the Equity Securities the Company proposes to sell, then each Holder shall be entitled to purchase the number of Equity Securities each such Holder specified in its election to participate. If the participating Holders elect, in aggregate, to acquire more than all of the Equity Securities the Company proposes to sell, then (i) each Holder shall be entitled to purchase its pro rata share (or any portion thereof if such Holder elects to purchase less than its pro rata share) of all of the Equity Securities the Company proposes to sell, and (ii) if, after the allocation in clause (i) (and, if necessary, in this clause (ii)), any shares of Equity Securities have not been allocated, each Holder that shall have subscribed for more shares of Equity Securities than shall have been allocated under clause (i) (and, if necessary, under this clause (ii)) shall be entitled to purchase a fraction of such remaining Equity Securities, the numerator of which is the number of shares of Registrable Securities purchased pursuant to the Purchase Agreement by such Holder and the denominator of which is the number of shares of Registrable Securities purchased pursuant to the Purchase Agreement by all Holders exercising the right of purchase of such remaining Equity Securities. If, after the allocation in clauses (i) and (ii), any shares of Equity Securities shall not have been allocated, the procedure set forth in clause (ii) shall be repeated until all of the Equity Securities shall have been allocated or until each Holder shall have been allocated the maximum number of shares specified in its notice. A Holder's pro rata share of the Equity Securities shall be equal to a fraction of such Equity Securities, the numerator of which is the number of shares of Registrable Securities purchased pursuant to the Purchase Agreement by such Holder (or its assignor) and the denominator of which is the number of shares of Registrable Securities purchased pursuant to the Purchase Agreement by all Holders (or their assignors) who are exercising the right of purchase of such Equity Securities pursuant to this section 5.2(a). If a Holder has been assigned only a portion of the Registrable Securities purchased pursuant to the Purchase Agreement by an assignor thereof, that Holder's pro rata share of the Equity Securities shall be equal to a fraction of such Equity Securities, the numerator of which is the portion of the shares purchased pursuant to the Purchase Agreement by the assigning Holder and assigned to the Holder and the denominator of which is the number of shares of Registrable Securities purchased pursuant to the Purchase Agreement by all Holders (or their assignors) who are exercising the right of purchase of such Equity Securities pursuant to this section 5.2(a).

                              .    Subject to section 5.2(c), the Holders hereby
          waive their rights under section 5.2(a) with respect to the transaction described on Schedule 5.14 of the Purchase Agreement.

                              .    Notwithstanding anything contained in section
               5.2(a), prior to any sale or issuance by the Company or by its subsidiaries of any Investment-Related Securities in connection with a commercial investment in the Company or any of its subsidiaries (a "Commercial Investment") by any person or entity
                                ----------------------
               (including pursuant to the transaction described on Schedule 2.14 of the Purchase Agreement), the Company shall notify each Holder in writing (the "Commercial Investment Notice") of its bona fide
                                ----------------------------
               intention to enter into an agreement regarding the proposed Commercial Investment. Within 30 days after receipt of such Commercial Investment Notice, each Holder shall have the right to offer to the Company or its subsidiaries within 30 days of the Notice a substantially similar Commercial Investment. The Company or its subsidiaries shall be required to accept any such offer by the Holders, unless after the allocations of such Commercial Investment pursuant to this section 5.2(c), the Holders electing to participate in such Commercial Investment have not elected to participate in the entire amount of such Commercial Investment. If the participating Holders elect, in aggregate, to make Commercial Investment that is more than the Company requires, then (i) each Holder shall be entitled to participate in the Commercial Investment based on its pro rata share, as described in section 5.2(a) above (or any portion thereof if such Holder elects to purchase less than its pro rata share) of the Commercial Investment, and (ii) if, after the allocation in clause (i) (and, if necessary, in this clause (ii)), any participation in the Commercial Investment has not been allocated, each Holder that shall have subscribed for a greater participation in the Commercial Investment than shall have been allocated under clause (i) (and, if necessary, under this clause
               (ii)) shall be entitled to participate in a fraction of such remaining Commercial Investment, the numerator of which is the number of shares of Registrable Securities purchased pursuant to the Purchase Agreement by such Holder and the denominator of which is the number of shares of Registrable Securities purchased pursuant to the Purchase Agreement by all Holders who are exercising their right to participate in the Commercial Investment. If, after the allocation in clauses (i) and (ii), any participation in the Commercial Investment shall not have been allocated, the procedure set forth in clause (ii) shall be repeated until all of the participation in the Commercial Investment has been allocated. For purposes of this section 5.2(c), the term "Investment-Related Securities" shall mean (a) common stock of the Company or any subsidiary; (b) rights, options or warrants to purchase common stock of the Company or any subsidiary; (c) any security of the Company or any subsidiary other than common stock having voting rights in the election of the Board of Directors, not contingent upon a failure to pay dividends; (d) any equity- or debt-related security of the Company or any subsidiary convertible into or exchangeable for any of the foregoing; and (e) any agreement or commitment to issue any of the foregoing.

       .  Failure to Notify. After expiration of all notice periods specified in
          -----------------
          Section 5.2 above, the Company may, during a period of 90 days following the expiration of such notice periods, sell and issue to other persons such Equity Securities as to which the Holders do not indicate a desire to purchase or enter into the Commercial Investment transaction as to which the Holders do not elect to participate or if the Holders do not participate for the entire amount of the Commercial Investment, at a price not less and upon terms and conditions not more favorable to the offeree than those set forth in the Notice or Commercial Notice, as the case may be. In the event the Company does not sell such Equity Securities within said 90 day period, the Holders shall no longer be obligated to purchase the Equity Securities pursuant to their elections to purchase such Equity Securities under Section 5.2(a), and the Company shall not thereafter issue or sell any Equity Securities without first offering such securities to the Holders in the manner provided herein. In the event the Company does not enter into the proposed Commercial Investment transaction within said 90 day period, the Company shall not thereafter enter into a Commercial Investment transaction without first offering such Commercial Investment to the Holders in the manner provided herein.

       .  Payment. If a Holder gives the Company notice that such Holder desires
          -------
          to purchase any of the Equity Securities offered by the Company or participate in any Commercial Investment in the Company, payment for the Equity Securities or Commercial Investment shall be by check or wire transfer against delivery of the Equity Securities at the executive offices of the Company within 10 days after giving the Company such notice, or, if later, the closing date for the sale of such Equity Securities or Commercial Investment proposed by the Company in the Notice. The Company and any affected Holder shall take all such action as may be required by any regulatory authority in connection with the exercise by a Holder of the right to purchase Equity Securities or make such a Commercial Investment as set forth in this Section 5.

       .  Equity Securities. The term "Equity Securities" shall mean (a) Common
          -----------------            -----------------
          Stock; (b) rights, options or warrants to purchase Common Stock; (c) any security other than Common Stock having voting rights in the election of the Board of Directors, not contingent upon a failure to pay dividends; (d) any equity- or debt-related security convertible into or exchangeable for any of the foregoing; and (e) any agreement or commitment to issue any of the foregoing.

     . Miscellaneous.
       -------------

       .  Amendments and Waivers. Any term of this Agreement may be amended and
          ----------------------
          the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding more than two-thirds of the Registrable Securities then outstanding. Any amendment or waiver effective in accordance with this Section 6.1 shall be binding upon each Investor, his, her or its heirs, representatives or permitted assigns, and the Company and its heirs, representatives and permitted assigns.

       .  Notices. Any notice, consent, authorization or other communication to
          -------
          be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile transmission with receipt acknowledged by the addressee, three days after being mailed by first class mail, or the next business day after being deposited for next-day delivery with a nationally recognized, receipted, overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice at the address(es) specified on the signature page of this Agreement for the Company and on Schedule A for each Investor (or at such other address as shall be specified by like notice).

       .  Entire Agreement. This Agreement (including the Schedules hereto), the
          ----------------
          Purchase Agreement and the Warrants contain the entire agreement of the parties and supersede all prior negotiations, correspondence, term sheets, agreements and understandings, written and oral, between or among the parties regarding the subject matter hereof.

       .  Successors and Assigns. This Agreement shall inure to the benefit of
          ----------------------
          and be binding upon the respective heirs, representatives, successors and permitted assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective heirs, representatives, successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

       .  Severability. If any provision of this Agreement is held by a court of
          ------------
          competent jurisdiction to be unenforceable under applicable law, such provision shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Agreement shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

       .  Governing Law. This Agreement shall be governed by and construed and
          -------------
          interpreted in accordance with the law of the State of New York, without regard to that state's conflict of laws principles.

       .  Further Assurances. Each party shall execute such other and further
          ------------------
          certificates, instruments and other documents as may be reasonably necessary and proper to implement, complete and perfect the transactions contemplated by this Agreement.

       .  Aggregation of Stock. All shares of Registrable Securities held or
          --------------------
          acquired by affiliated entities or persons, or entities or persons under common investment management, shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     [remainder of page intentionally left blank; signature page follows]

     IN WITNESS WHEREOF, this Investors' Rights Agreement has been duly executed by or on behalf of the parties hereto as of the date first above written.

                                        KFx, INC.



                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________

                                        Address:
                                        3300 East First Avenue, Suite 290
                                        Denver, CO 80206
                                        Fax: (303) 293-8430

                                        with a copy to:

                                        Leslie J. Goldman, Esq.
                                        Skadden, Arps, Slate, Meagher & Flom LLP
                                        1440 New York Avenue, N.W.
                                        Washington, DC 20005
                                        Facsimile: (202) 393-5719

     THE INVESTORS:

WESTCLIFF AGGRESSIVE GROWTH, L.P.          WESTCLIFF ENERGY PARTNERS, L.P.


By: Westcliff Capital Management, LLC      By: Westcliff Capital Management, LLC
Its: General Partner                       Its: General Partner


By: _________________________________      By: _________________________________
    Richard S. Spencer III, Manager            Richard S. Spencer III, Manager


WESTCLIFF PARTNERS, L.P.                   WESTCLIFF LONG/SHORT, L.P.

By: Westcliff Capital Management, LLC      By: Westcliff Capital Management, LLC
Its: General Partner                       Its: General Partner


By: _________________________________      By: _________________________________
    Richard S. Spencer III, Manager            Richard S. Spencer III, Manager

WESTCLIFF PUBLIC VENTURES FUND, L.P.                   WESTCLIFF SMALL CAP FUND, L.P.

By: Westcliff Capital Management, LLC                  By: Westcliff Capital Management, LLC
Its: General Partner                                   Its: General Partner


By: ____________________________________________       By: ____________________________________________
    Richard S. Spencer III, Manager                        Richard S. Spencer III, Manager

CANCER CENTER OF SANTA BARBARA                         WESTCLIFF MASTER FUND, LTD.

By: Westcliff Capital Management, LLC                  By:  Westcliff Capital Management, LLC
Its: Investment Adviser and Attorney-In-Fact           Its:  Investment Adviser and Attorney-In-Fact


By: ____________________________________________       By: ____________________________________________
    Richard S. Spencer III, Manager                        Richard S. Spencer III, Manager

PARKER FOUNDATION                                      PALM TRUST

By: Westcliff Capital Management, LLC                  By: Westcliff Capital Management, LLC
Its: Investment Adviser and Attorney-In-Fact           Its: Investment Adviser and Attorney-In-Fact


By: ____________________________________________       By: ____________________________________________
    Richard S. Spencer III, Manager                        Richard S. Spencer III, Manager

UNIVERSITY OF SAN FRANCISCO                            WESTCLIFF FOUNDATION

By: Westcliff Capital Management, LLC                  By: Westcliff Capital Management, LLC
Its: Investment Adviser and Attorney-In-Fact           Its: Investment Adviser and Attorney-In-Fact


By: ____________________________________________       By: ____________________________________________
    Richard S. Spencer III, Manager                        Richard S. Spencer III, Manager

WESTCLIFF PROFIT SHARING AND MONEY PURCHASE            NORANDA FINANCE, INC. RETIREMENT PLAN FOR
 PENSION PLAN                                           AFFILIATED COMPANIES TRUST

By: Westcliff Capital Management, LLC                  By: Mellon Bank, N.A., solely in its capacity as
Its: Investment Adviser and Attorney-In-Fact               Trustee for the Noranda Finance, Inc. Retirement
                                                           Plan for Affiliated Companies Trust (as directed
By: ____________________________________________           by Westcliff Capital Management, LLC), and not
    Richard S. Spencer III, Manager                        in its individual capacity

                                                       By: ____________________________________________
                                                           Bernadette T. Rist
                                                           Authorized Signatory

PENINSULA FUND, L.P.                                   COMMON SENSE PARTNERS, L.P.

By: Peninsula Capital Management, Inc.                 By: Peninsula Capital Management, Inc.
Its: General Partner                                   Its: Investment Adviser

By: ____________________________________________       By: ____________________________________________
    Scott Bedford, President                               Scott Bedford, President

                                                       By: Common Sense Investment Management, LLC
                                                       Its: General Partner

                                                       By: ____________________________________________
                                                           Scott A. Thompson
                                                           Director and Senior Vice President Finance

RAM TRADING, LTD.

By: Ritchie Capital Management, LLC
Its: Investment Adviser

By: ____________________________________________
    David Popovich, Chief Financial Officer

                                  SCHEDULE A
                                  ----------

                             SCHEDULE OF INVESTORS

Name of Investor, Address and Facsimile Number
----------------------------------------------
----------------------------------------------
Westcliff Aggressive Growth, L.P.
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642

----------------------------------------------
Westcliff Energy Partners, L.P.
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642

----------------------------------------------
Westcliff Partners, L.P.
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642

----------------------------------------------
Westcliff Long/Short, L.P.
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642

----------------------------------------------
Westcliff Public Ventures Fund, L.P.
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642

----------------------------------------------
Westcliff Small Cap Fund, L.P.
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642

----------------------------------------------
Cancer Center of Santa Barbara
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642

----------------------------------------------
Westcliff Master Fund, Ltd.
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642

----------------------------------------------

----------------------------------------------
Parker Foundation
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642

----------------------------------------------
Palm Trust
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642

----------------------------------------------
University of San Francisco
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642

----------------------------------------------
Westcliff Foundation
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642

----------------------------------------------
Westcliff Profit Sharing and Money Purchase
Pension Plan
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642

----------------------------------------------
Noranda Finance, Inc. Retirement Plan for
Affiliated Companies Trust
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258-0001

Attention: Bernadette T. Rist

----------------------------------------------

----------------------------------------------
Peninsula Fund, L.P.
c/o Scott Bedford
Peninsula Capital Management, Inc.
One Sansome Street, Suite 3134
San Francisco, CA 94104

----------------------------------------------
Common Sense Partners, L.P.
c/o Scott Bedford
Peninsula Capital Management, Inc.
One Sansome Street, Suite 3134
San Francisco, CA 94104

----------------------------------------------
Ram Trading, Ltd.
c/o David Popovich
Ritchie Capital Management, LLC
210 East State Street
Batavia, IL 60510
-----------------------------------------------
For any notice to a Westcliff-related entity, send a copy to:

John F. Milani, Esq.
Shartsis, Friese & Ginsburg LLP
One Maritime Plaza, 18/th/ Floor
San Francisco, CA 94111
Fax: (415) 421-2922

                                  SCHEDULE B
                                  ----------

                            INVESTORS' COMMON STOCK

Investor Name                                Number of Shares of Common Stock
-------------                                --------------------------------

Westcliff Energy Partners, L.P.                           67,500

Westcliff Public Ventures Fund, L.P.                      41,200

                                   EXHIBIT C
                                   ---------

                         PUT AND CALL OPTION AGREEMENT



          This PUT AND CALL OPTION AGREEMENT is made as of March 28, 2002, by and among KFx, Inc., a Delaware corporation (the "Company"), and the parties
                                                  -------
listed on the Schedule of Grantees attached hereto as Exhibit A (each, a "Grantee" and collectively, the "Grantees"), with reference to the following
 -------                         --------
facts:

          The Company and the Grantees are parties to a Common Stock and Warrant Purchase Agreement, dated as of March 28, 2002 (the "Purchase Agreement"), pursuant to which the Company is issuing shares of the Company's Common Stock and Warrants.

          The Company has agreed to grant to the Grantees the right to cause the shares of Common Stock (the "Shares") acquired pursuant to the Purchase Agreement, and the Grantees have agreed to grant to the Company the right to cause the Shares, to be purchased by the Company under the terms and conditions provided in this Agreement. For purposes of this Agreement, "Shares" includes all shares of Common Stock issued in connection with any and all Subsequent Dilutive Offerings (as defined in the Investors' Rights Agreement).

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein, the parties agree as follows:

     1.   Definitions.  Capitalized terms used and not otherwise defined in this
          -----------
Agreement have the meanings respectively ascribed to them in the Purchase Agreement. In addition, the following terms when capitalized have the following meanings in this Agreement:

          (a) "Call Exercise Notice" means a written notice, in substantially the form of Exhibit C attached hereto, from the Company to the Grantees exercising the Company's Call Option.

          (b) "Call Option" means the Company's right and option to require the Grantees, on the terms and conditions set forth herein, to sell to the Company all of the Shares.

          (c) "Put Exercise Notice" means a written notice, in substantially the form of Exhibit B attached hereto, from a Grantee to the Company exercising such Grantee's Put Option and specifying the number of Shares with respect to which such Put Option is being exercised.

          (d) "Put Option" means each Grantee's right and option to require the Company, on the terms and conditions set forth herein, to purchase all or any portion of the Shares acquired by such Grantee pursuant to the Purchase Agreement. Anything herein to the contrary notwithstanding, the Put Options granted hereunder shall become effective on the earlier of (i) July 31, 2002 or
(ii) the redemption or conversion of all outstanding bonds issued under that certain Indenture, dated as of July 25, 1997, between the Company and First Bank National Association, doing business as Colorado National Bank, as trustee.

     2.   Grant of Put and Call Option.
          ----------------------------

          (a) Subject to the terms and conditions set forth herein, the Company irrevocably grants and issues to each Grantee a Put Option to require the Company to purchase the Shares at a purchase price (the "Put Payment Price") per Share of (i) $2.50 or, if the Company has effected one or more Subsequent Dilutive Offerings prior to the exercise of the Put Option, at the lowest Purchase Price Per Common Share Equivalent (as defined in the Investors' Rights Agreement) prior to the exercise of the Put Option, as equitably adjusted from time to time for combinations of shares, stock splits, stock dividends, recapitalizations and the like (the "Share Purchase Price"), plus (ii) interest on the Share Purchase Price at the rate of nine percent (9%) simple interest per annum from the Closing Date to the date on which the Put Payment Price is paid in full.

          (b) Subject to the terms and conditions set forth herein, the Grantees irrevocably grant and issue to the Company a Call Option to require the Grantees to sell all of the Shares to the Company at a purchase price (the "Call Payment Price") per Share of (i) the Put Payment Price, plus (ii) an amount equal to twenty-five percent (25%) of the Put Payment Price.

     3.   Expiration Date of the Put and Call Option.  Each Put Option and Call
          ------------------------------------------
Option shall expire and be of no further force or effect at the earlier of the time when it shall have been exercised with respect to all Shares that the Grantee holds or 11:59 p.m., California time, on the date that is two hundred and seventy (270) days after the Closing Date (the "Expiration Date").

     4.   Exercise of the Put Option.
          --------------------------

          (a) If at any time prior to the Expiration Date, a Grantee wishes to exercise its Put Option, such Grantee shall deliver a Put Exercise Notice to the Company. Such Put Exercise Notice shall be effective if and only if it is received by the Company on or prior to Expiration Date.

          (b) Within ten (10) days of delivery of the Put Exercise Notice, the Company shall notify the Grantees in writing (the "Company Notice") of how the Company intends to pay the Put Payment Price. The Company shall pay to each such Grantee the full amount of the Put Payment Price for each of the Shares that the Grantee has elected to have purchased by the Company as soon as possible after the delivery of the Put Exercise Notice; provided that, subject to section 4(c), such payment must be made not later than one hundred (100) days after delivery of the Put Exercise Notice (the "Payment Period"). If the Company indicates in the Company Notice that it will pay the Put Payment Price with cash that the Company has on hand, then the Company must indicate how those funds were raised and when it will pay the Put Payment Price. If the Company indicates in the Company Notice that intends to raise the assets to pay the Put Payment Price by selling the Pegasus Securities (as defined below) or the assets of Pegasus, then the Company must (i) commence marketing Pegasus (as defined below) as soon as possible, (ii) use commercially reasonable efforts to sell the Pegasus Securities or the assets of Pegasus in a reasonable and orderly manner and (iii) provide periodic updates to, and respond to inquiries from, the Grantees regarding the progress of such sale.

          (c) If the Company does not pay the full amount of the Put Payment Price for all of the Shares to be purchased by the Company during the Payment Period, then the Company shall effect such purchase of the Shares by transferring to the Grantees all of the Company's right, title and interest in and to all the shares (the "Pegasus Securities") of common stock and preferred stock of Pegasus Technologies, Inc., a South Dakota corporation ("Pegasus"), that the Company owns, with the Company's endorsement when necessary or appropriate or with stock powers duly executed in blank with the Company's signature; provided that the Company is required to effect the purchase described in this section 4(c) only if the Grantees holding at least two-thirds of the Shares then outstanding exercise the Put Option, in which case all Shares then outstanding shall become subject to and bound by such put transaction. If the Company is required to effect the purchase described in this section 4(c), then each Grantee shall be entitled to receive as consideration for its Shares a fraction of the Pegasus Securities, the numerator of which is the number of shares of Shares then held by each such Grantee and the denominator of which is the number of Shares then held by all of the Grantees participating in such put. For purposes of this Agreement, "Pegasus Securities" includes (i) any sums paid as liquidating dividends or as a return of capital with respect to the Pegasus Securities, (ii) any stock certificates (including, without limitation, any certificates representing a stock dividend, stock split or a distribution in connection with any reclassification, increase or reduction of capital), options or rights, whether in respect of, as an addition to, in substitution for or in exchange for all or any portion of the Pegasus Securities, or otherwise, or
(iii) any property distributed on or with respect to Pegasus Securities pursuant to a recapitalization or reclassification of capital or pursuant to a reorganization of Pegasus.

          (d) Each Share that is not purchased as described herein shall remain outstanding and the Grantee holding such Share shall be entitled to all the rights of a stockholder of the Company until such Share is purchased as described herein.

          (e) At the closing of the put transaction at which the Company purchases the Shares, each participating Grantee shall deliver to the Company a certificate or certificates representing all the Shares being put, which shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever.

     5.   Exercise of Call Option.
          -----------------------

          (a) If at any time prior to the Expiration Date, (i) the Company proposes to offer Equity Securities (as defined in the Investors' Rights Agreement) in exchange for a capital investment in the Company, (ii) the Grantees do not purchase the lesser of (A) all of such Equity Securities offered in such offering or (B) a number of such securities having a value equal to the Required Investment Amount (as defined below) and (iii) the Company receives a written notice from one or more prospective investors (an "Investor Notice") that such investor(s) will not acquire any of such Equity Securities so long as the Grantees' Put Options remain in effect, then the Company may exercise its Call Option by delivering a Call Exercise Notice and a copy of the Investor Notice to the Grantees. Such Call Exercise Notice shall be effective if and only if it is received by the Grantees on or prior to the Expiration Date and the Company purchases all of the Shares on or prior to the Expiration Date. The "Required Investment Amount" means five million dollars ($5,000,000), reduced (but not below zero) by the dollar amount of all investments made by the Grantees (or their Affiliates or designees) in the Company (including, but not limited to, pursuant to section 1.3(c) of the Purchase Agreement) after the date hereof and on or prior to the date on which the Company proposes to exercise its Call Option.

          (b) Within ten (10) days of delivery of the Call Exercise Notice, the Company shall notify the Grantees in writing of the time and place of the closing of the purchase of the Shares pursuant to the Call Option. At such closing the Company shall pay in cash to each Grantee the full amount of the Call Payment Price for each of the Shares that the Grantee holds. The closing of such purchase must occur prior to or contemporaneously with the closing of the sale of the Equity Securities by the Company.

          (c) At the closing of the call transaction at which the Company purchases the Shares, each Grantee shall deliver to the Company a certificate or certificates representing all the Shares being called, which shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever.

     6.   Lapse of Put and Call Option.
          ----------------------------

          (a) Each Grantee's Put Option shall expire and terminate on the Expiration Date.

          (b) The Company's Call Option shall expire and terminate on the earlier of (i) the Expiration Date and (ii) the date as of which the Required Investment Amount equals zero ($0.00).

     7.   Covenants of the Company.  The Company covenants that:
          ------------------------

          (a) The Company will not, by amendment of its charter documents or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the performance of any of the terms of this Agreement, but will at all times in good faith take all necessary action to carry out all such terms.

          (b) As long as any Put Option remains effective and unexercised, as a whole or in part, the Company will not (i) sell, assign (by operation of law or otherwise), transfer, convey, or otherwise dispose of, or grant any option with respect to, any of the Pegasus Securities or the assets of Pegasus or (ii) create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or security interest with respect to any of the Pegasus Securities or the assets of Pegasus or the proceeds thereof other than that created hereby.

          (c) Without the written consent of Grantees holding at least two-thirds of Shares then outstanding, the Company will not, prior to the Expiration Date, permit, authorize or cause (i) the sale, transfer or other disposition of the Pegasus Securities owned by the Company, (ii) the sale, transfer or other disposition of any material asset of, or the sale, transfer or other disposition of all or substantially all of the assets of, Pegasus to any other person(s) or entity(ies) (including, but not limited to, any license of Pegasus' intellectual property rights), (iii) the consolidation with or merger into any other person or entity or permit any such person or entity to consolidate with or merge into Pegasus, (iv) Pegasus to incur indebtedness of any nature, or (v) except as set forth in section 7(f) below, Pegasus to issue any additional shares of capital stock or sell or otherwise dispose of any shares of capital stock held in treasury to any person or entity. Notwithstanding the foregoing, however, Pegasus may sub-license its intellectual property rights in the ordinary course of business and consistent with the five-year business plan that has been provided to the Grantees.

          (d) The Company shall promptly (i) notify the Grantees of any event of which the Company becomes aware causing material loss or depreciation in the value of the Pegasus Securities or assets of Pegasus, (ii) deliver to the Grantees all written notices received by the Company with respect to the Pegasus Securities and (iii) pay promptly when due all taxes, assessments, and governmental charges or levies on the Pegasus Securities and assets of Pegasus.

          (e) At all times prior to the Expiration Date, the Company shall cause Pegasus to continue to operate under its five-year business plan and such business plan shall not be materially modified without the prior written consent of Grantees holding at least two-thirds of Shares then outstanding.

          (f) If Pegasus (i) has any capital requirements at any time prior to the Expiration Date, (ii) intends to repurchase or otherwise acquire the shares or other beneficial ownership interest of its minority stockholders or (iii) repay any of its outstanding indebtedness, the Company shall fund such capital requirements, stock repurchase program or debt repayment program by making equity investments or contributions to Pegasus in exchange for securities of Pegasus and all such securities issued by Pegasus shall be deemed to be "Pegasus Securities", and the Company shall not permit or cause Pegasus to satisfy such capital requirements by any other means without the prior written consent of Grantees holding at least two-thirds of Shares then outstanding. Anything herein to the contrary notwithstanding, none of such investments or contributions by the Company shall be in the form of a loan or other form of indebtedness.

     8.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents, warrants and agrees as follows:

          (a) Subject only to this Agreement, the Company owns all right, title and interest, of record and beneficial, in and to all of the Pegasus Securities as of the date hereof. The shares of Pegasus Securities set forth on Exhibit D hereto constitute all of the issued and outstanding shares of capital stock of Pegasus of any class held by the Company. The Pegasus Securities that are now outstanding have been duly and validly issued, fully paid and nonassessable. Except for issuances of up to $500,000 of securities of Pegasus to Kennecott Energy Company, a Delaware corporation, there are no outstanding options, warrants or rights to acquire any capital stock of any class of Pegasus, and there has not been approved by Pegasus and there is not now pending any issuance or sale by Pegasus of capital stock of any class.

          (b) The Pegasus Shares are owned by the Company free and clear of any pledge, mortgage, hypothecation, lien, charge or encumbrance, or any security interest therein or in the proceeds thereof, except as provided by this Agreement for the benefit of the Grantees.

          (c) The Company warrants and will defend the Grantees' right, title and interest in and to the Pegasus Securities and the proceeds thereof against the claims of any persons or entities.

     9.   Remedies Cumulative. The Company agrees that the rights, powers and
          -------------------
remedies given to Grantees by this Agreement, the Purchase Agreement and the Investors' Rights Agreement are cumulative and concurrent and not exclusive of any thereof or of any other powers, rights or remedies available to the Grantees, whether existing at law or in equity or by statute or otherwise and shall be in addition to every other right, power or remedy provided in this Agreement or such other agreements or now or hereafter existing or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Grantees of any one or more of such rights, powers and remedies shall not preclude the simultaneous or later exercise by the Grantees of any or all such other rights, powers and remedies. No failure on the part of the Grantees to exercise any right, power or remedy shall operate as a waiver thereof.

     10.  Miscellaneous.
          -------------

          (a) Indemnification. The Company agrees to indemnify and hold harmless
              ---------------
each Grantee and its respective members, managers, partners, officers, directors, employees and agents from and against all losses, claims, expenses, judgments, damages and liabilities, including attorney fees and expert fees, which arise in connection with or arise out of the breach of any representations, warranties, agreements and/or covenants of the Company contained in this Agreement.

          (b) Amendments and Waivers. Any term of this Agreement may be amended
              ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Grantees holding more than two-thirds of the then outstanding Shares. Any amendment or waiver effective in accordance with this section 10(b) shall be binding upon each Grantee, his, her or its heirs, representatives or permitted assigns, and the Company and its heirs, representatives and permitted assigns.

          (c) Notices. Any notice, consent, authorization or other communication
              -------
to be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile transmission with receipt acknowledged by the addressee, three days after being mailed by first class mail, or the next business day after being deposited for next-day delivery with a nationally recognized, receipted, overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice at the address(es) specified on the signature page of this Agreement for the Company and on Exhibit A for each Grantee (or at such other address as shall be specified by like notice).

          (d) Entire Agreement. This Agreement and the other Related Documents
              ----------------
contain the entire agreement of the parties and supersede all prior negotiations, correspondence, term sheets, agreements and understandings, written and oral, between or among the parties regarding the subject matter hereof.

          (e) Successors and Assigns. This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the respective heirs, representatives, successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective heirs, representatives, successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (f) Severability. If any provision of this Agreement is held by a
              ------------
court of competent jurisdiction to be unenforceable under applicable law, such provision shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Agreement shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

          (g) Governing Law. This Agreement shall be governed by and construed
              -------------
and interpreted in accordance with the law of the State of New York, without regard to that state's conflict of laws principles.

          (h) Attorneys' Fees. If any action at law or in equity is necessary to
              ---------------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          (i) Interpretation. This Agreement shall be construed according to its
              --------------
fair language. The rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

          (j) Further Assurances. The Company agrees that at any time and from
              ------------------
time to time, on written request of a Grantee, the Company will execute and deliver such further documents and do such further acts and things as the Grantees reasonably requests to effect the purposes of this Agreement.

          (k) Counterparts. This Agreement may be executed in any number of
              ------------
counterparts, each of which shall constitute an original, and all of which together shall be considered one and the same agreement.

          (l) Assignment. The Company shall not assign this Agreement or any
              ----------
rights hereunder or delegate any duties hereunder. Any attempted or purported assignment or delegation in violation of the preceding sentence shall be void.

          (m) Titles and Subtitles. The titles and subtitles used in this
              --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  [Signatures appear on the following page.]

     IN WITNESS WHEREOF, this Put and Call Option Agreement has been duly executed by or on behalf of the parties as of the date first above written.

                           THE COMPANY


                           KFx, Inc.

                           By:__________________________________________________
                           Print Name:__________________________________________
                           Title:_______________________________________________
                           Address:    3300 East First Avenue, Suite 290
                                       Denver, CO 80206
                           Facsimile:  (303) 293-8430

                           with a copy to:

                           Leslie J. Goldman, Esq.
                           Skadden, Arps, Slate, Meagher & Flom LLP
                           1440 New York Avenue, N.W.
                           Washington, DC  20005
                           Facsimile:  (202) 393-5719


      THE GRANTEES:

WESTCLIFF AGGRESSIVE GROWTH, L.P.                               WESTCLIFF ENERGY PARTNERS, L.P.

By:   Westcliff Capital Management, LLC                         By:  Westcliff Capital Management, LLC
Its:  General Partner                                           Its:  General Partner


By: ___________________________________                         By: _____________________________________
    Richard S. Spencer III, Manager                                 Richard S. Spencer III, Manager

WESTCLIFF PARTNERS, L.P.                                        WESTCLIFF LONG/SHORT, L.P.

By:   Westcliff Capital Management, LLC                         By:  Westcliff Capital Management, LLC
Its:  General Partner                                           Its:  General Partner


By: ___________________________________                         By: ______________________________________
    Richard S. Spencer III, Manager                                 Richard S. Spencer III, Manager


WESTCLIFF PUBLIC VENTURES FUND, L.P.                   WESTCLIFF SMALL CAP FUND, L.P.

By:   Westcliff Capital Management, LLC                By:  Westcliff Capital Management, LLC
Its:  General Partner                                  Its:  General Partner


By: ___________________________________________        By: _______________________________________________
    Richard S. Spencer III, Manager                        Richard S. Spencer III, Manager

CANCER CENTER OF SANTA BARBARA                         WESTCLIFF MASTER FUND, LTD.

By:   Westcliff Capital Management, LLC                By:   Westcliff Capital Management, LLC
Its:  Investment Adviser and Attorney-In-Fact          Its:  Investment Adviser and Attorney-In-Fact


By: ___________________________________________        By: _______________________________________________
    Richard S. Spencer III, Manager                        Richard S. Spencer III, Manager

PARKER FOUNDATION                                      PALM TRUST

By:   Westcliff Capital Management, LLC                By:   Westcliff Capital Management, LLC
Its:  Investment Adviser and Attorney-In-Fact          Its:  Investment Adviser and Attorney-In-Fact


By: ___________________________________________        By: _______________________________________________
Richard S. Spencer III, Manager                            Richard S. Spencer III, Manager

UNIVERSITY OF SAN FRANCISCO                            WESTCLIFF FOUNDATION

By:   Westcliff Capital Management, LLC                By:   Westcliff Capital Management, LLC
Its:  Investment Adviser and Attorney-In-Fact          Its:  Investment Adviser and Attorney-In-Fact


By: ___________________________________________        By: _______________________________________________
    Richard S. Spencer III, Manager                        Richard S. Spencer III, Manager

WESTCLIFF PROFIT SHARING AND MONEY PURCHASE PENSION    NORANDA FINANCE, INC. RETIREMENT PLAN FOR AFFILIATED
 PLAN                                                  COMPANIES TRUST

By:   Westcliff Capital Management, LLC                By: Mellon Bank, N.A., solely in its capacity as
Its:  Investment Adviser and Attorney-In-Fact              Trustee for the Noranda Finance, Inc. Retirement Plan
                                                           for Affiliated Companies Trust (as directed by
                                                           Westcliff Capital Management, LLC), and not in its
By: ___________________________________________            individual capacity
   Richard S. Spencer III, Manager

                                                       By: _______________________________________________
                                                           Bernadette T. Rist
                                                           Authorized Signatory

PENINSULA FUND, L.P.                                   COMMON SENSE PARTNERS, L.P.

By:   Peninsula Capital Management, Inc.               By:   Peninsula Capital Management, Inc.
Its:  General Partner                                  Its:  Investment Adviser

By: _____________________________________              By: ___________________________________________
    Scott Bedford, President                               Scott Bedford, President

                                                       By:   Common Sense Investment Management, LLC
                                                       Its:  General Partner

                                                       By: ___________________________________________
                                                           Scott A. Thompson
                                                           Director and Senior Vice President Finance
RAM TRADING, LTD.

By:   Ritchie Capital Management, LLC
Its:  Investment Adviser

By: ______________________________________
    David Popovich, Chief Financial Officer

                                  SCHEDULE A
                                  ----------

                             SCHEDULE OF INVESTORS

Name of Grantee, Address and Facsimile Number
---------------------------------------------
---------------------------------------------
Westcliff Aggressive Growth, L.P.
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642
---------------------------------------------
Westcliff Energy Partners, L.P.
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642
---------------------------------------------
Westcliff Partners, L.P.
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642
---------------------------------------------
Westcliff Long/Short, L.P.
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax:  (831) 479-3642
---------------------------------------------
Westcliff Public Ventures Fund, L.P.
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642
---------------------------------------------
Westcliff Small Cap Fund, L.P.
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642
---------------------------------------------
Cancer Center of Santa Barbara
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642
---------------------------------------------
Westcliff Master Fund, Ltd.
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642
---------------------------------------------
Parker Foundation
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
---------------------------------------------

----------------------------------------------
Santa Cruz, CA 95062
Fax: (831) 479-3642
----------------------------------------------
Palm Trust
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642
----------------------------------------------
University of San Francisco
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642
----------------------------------------------
Westcliff Foundation
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642
----------------------------------------------
Westcliff Profit Sharing and Money Purchase
Pension Plan
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA 95062
Fax: (831) 479-3642
----------------------------------------------
Noranda Finance, Inc. Retirement Plan for
Affiliated Companies Trust
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258-0001
Attention: Bernadette T. Rist
----------------------------------------------

----------------------------------------------
Peninsula Fund, L.P.
c/o Scott Bedford
Peninsula Capital Management, Inc.
One Sansome Street, Suite 3134
San Francisco, CA 94104
----------------------------------------------
Common Sense Partners, L.P.
c/o Scott Bedford
Peninsula Capital Management, Inc.
One Sansome Street, Suite 3134
San Francisco, CA 94104
----------------------------------------------
Ram Trading, Ltd.
c/o David Popovich
Ritchie Capital Management, LLC
210 East State Street
Batavia, IL 60510
-----------------------------------------------

-----------------------------------------------
For any notice to a Westcliff-related entity, send a copy to:

John F. Milani, Esq.
Shartsis, Friese & Ginsburg LLP
One Maritime Plaza, 18/th/ Floor
San Francisco, CA 94111
Fax: (415) 421-2922

                                   EXHIBIT B
                                   ---------

                              PUT EXERCISE NOTICE
                                 BY GRANTEE OF
                             PUT OPTION GRANTED BY
                                   KFx, INC.


KFx, Inc.
3300 East First Avenue, Suite 290
Denver, CO 80206
Ladies and Gentlemen:

     Pursuant to the Put Agreement, dated as of March 28, 2002, among KFx Inc., a Delaware corporation (the "Company"), the undersigned and other purchasers of Common Stock of the Company (the "Stock"), granting to me a put option (the "Put Option") to require the Company to purchase up to an aggregate of __________ shares of my Stock on the terms and conditions and at the times set forth therein and at the Put Payment Price (as defined in the Put Agreement), I hereby exercise the Put Option with respect to _________ shares of my Stock.


                                         Very truly yours,

                                         ______________________________
                                         Signature

Dated: ____________________, 200_        ______________________________
                                         Typed or Printed Name

                                         ______________________________
                                         Social Security Number

                                   EXHIBIT C
                                   ---------

                             CALL EXERCISE NOTICE
                                 BY KFx, INC.


[Grantee's Address]

Ladies and Gentlemen:

     Pursuant to the Put and Call Option Agreement, dated as of March 28, 2002, among KFx, Inc., a Delaware corporation (the "Company"), and purchasers of Common Stock of the Company (the "Agreement"), the Company hereby exercises its Call Option (as defined in the Agreement).

Dated: ____________________, 200_           KFx, Inc.


                                            By:_________________________________
                                            Print Name:_________________________
                                            Title:______________________________

                                   EXHIBIT D
                                   ---------

                              PEGASUS SECURITIES


Pegasus Technologies, Inc.
Shares Outstanding
As of March 28, 2002

                                                        Common         Preferred          Preferred
                                                        Shares         B Shares           C Shares              Total
                                                       --------       -----------        -----------           -------
Held by KFx Inc.                                      11,173,537                                             11,173,537
Held by Investors Other than KFx Inc.                  3,851,879        3,177,884          2,798,161          9,827,924
1999 Stock Incentive Plan (1)                         2,500,000                                              2,500,000
2002 Stock Incentive Plan (2)                          2,000,000                                              2,000,000
Warrants Outstanding                                   2,440,000                                              2,440,000
                                                    ------------      -----------         ----------        -----------

                                                      21,965,416        3,177,884          2,798,161         27,941,461
                                                    ============      ===========         ==========        ===========

Notes
-----

(1) Total number of shares authorized to be issued through stock option by the 1999 Stock Incentive Plan.
(2) The 2002 Stock Incentive Plan is in the process of being approved by Pegasus shareholders. There will be a total of 2 million shares authorized to be issued through the new Plan.

                                   EXHIBIT D
                                   ---------

                             FORM OF LEGAL OPINION

                                                            March 28, 2002

To the Investors Identified in Schedule 1 hereto.


                Re:  KFx, Inc. Sale of Common Stock & Warrants
                     -----------------------------------------

Ladies and Gentlemen:

          We have acted as special counsel to KFx, Inc., a Delaware corporation (the "Company"), in connection with the purchase by you, as the Investors named in Schedule 1 (the "Investors"), to the Common Stock and Warrant Purchase Agreement, dated as of March 28, 2002 (the "Purchase Agreement"), between you and the Company, and the sale by the Company to you of 2,000,000 million shares (the "Common Shares"), of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), and Warrants to purchase 2,250,000 shares of Common Stock (the "Warrants"), upon the exercise of the Warrants, subject to anti-dilution adjustments. The Common Shares and the Warrants are collectively referred to herein as the "Securities."

          This opinion is being furnished to you pursuant to Section 5.9 of the Purchase Agreement.

          In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. In making our examination of executed documents, we have assumed that the parties thereto, other than the Company, had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and, except to the extent expressly set forth in paragraph 5 below, the execution and delivery by such parties of such documents and, except to the extent expressly set forth in paragraph 6 below, the validity and binding effect thereof on such parties. We have also assumed that the Company has complied with all aspects of applicable laws of jurisdictions other than the United States of America, the State of New York and the General Corporation Law of the State of Delaware in connection with the transactions contemplated by the Transaction Documents (as defined herein). As to any facts material to the opinions expressed herein which we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and others and of public officials.

          In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

     (a)  an executed copy of the Purchase Agreement;

     (b)  a specimen certificate evidencing the Common Stock;

     (c)  the form of the Warrant;

     (d) the Investors' Rights Agreement, dated as of March 28, 2002 (the "Rights Agreement"), by and among the Company and the Investors;

     (e) the Put Agreement, dated as of March 28, 2002 (the "Put Agreement"), by and among the Company and the Investors;

     (f) the Restated Certificate of Incorporation of the Company, as certified by the Secretary of State of the State of Delaware (the "Certificate of Incorporation");

     (g) certified copies of the Second Amended and Restated By-laws of the Company, as currently in effect (the "By-laws");

     (h) certified copies of the resolutions of the Executive Committee of the Board of Directors of the Company adopted at a meeting held on March 27, 2002;

     (i) the certificate of Rudolph G. Swenson, Secretary of the Company, dated the date hereof;

     (j)  certificates from public officials in the States listed on Schedule A
                                                                     ----------
          hereto as to the good standing or qualification to do business as a foreign corporation or other status of the Company in each such jurisdiction; and

     (k) a certificate of the Office of the Secretary of State of the State of Delaware, dated March 27, 2002, as to the good standing of K-Fuel, L.L.C., a Delaware limited liability corporation and a subsidiary of the Company ("K-Fuel"), and a certificate of the Office of the Secretary of State of the State of South Dakota, dated March 27, 2002 as to the good standing of Pegasus Technologies, Inc., a South Dakota Corporation and a subsidiary of the Company ("Pegasus" and, together with K-Fuel, the "Subsidiaries").

          We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

          The Purchase Agreement, the Securities, the Rights Agreement and the Put Agreement are referred to herein collectively as the "Transaction Documents." "Applicable Laws" means the General Corporation Law of the State of Delaware and those laws, rules and regulations of the State of New York and the federal laws of the United States of America, in each case, which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents (other than state and foreign securities or blue sky laws, antifraud laws and the rules and regulations of the National Association of Securities Dealers, Inc.), without our having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion herein referring expressly to a particular law or laws. "Governmental Authorities" means any court, regulatory body, administrative agency or governmental body of the State of New York or the United States of America having jurisdiction over the Company under Applicable Laws. "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration which may have become applicable as a result of the involvement of any other party (other than the Company) in the transactions contemplated by the Transaction Documents or because of such parties' legal or regulatory status or because of any other facts specifically pertaining to such parties.

          The opinions set forth below are subject to the following qualifications, assumptions and limitations:

     (a) the opinions set forth in paragraph 3 below with respect to the status of the Subsidiaries as corporations under the laws of their respective jurisdictions of organization are based solely upon certificates issued by the Secretary of State or other appropriate official of their respective jurisdictions of organization;

     (b) the opinions set forth in paragraph 2 below with respect to the status of the Company in the jurisdictions listed in Schedule A hereto are based solely upon certificates of good standing (or other similar certificates) issued by authorities in such jurisdictions;

     (c) in rendering the opinions set forth in paragraph 9 and 10 below, we have assumed that the certificates evidencing the Common Shares will be manually signed by one of the authorized officers of the transfer agent and registrar for the Common Stock and registered by such transfer agent and registrar and will conform to the specimen certificate examined by us;

     (d) we do not express any opinion as to the effect on the opinions expressed herein of (i) the compliance or noncompliance of any party to the Purchase Agreement (other than the Company) with any state, federal or other laws or regulations applicable to it or them or (ii) the legal or regulatory status or the nature of the business of any other party;

     (e) we have assumed that the execution and delivery by the Company of each of the Transaction Documents and the performance by the Company of its obligations thereunder do not and will not violate, conflict with or constitute a default under (i) any agreement or instrument to which the Company or any of its properties is subject (except that we do not make the assumption set forth in this clause (i) with respect to the Company's Certificate of Incorporation or Bylaws), (ii) any law, rule, or regulation to which the Company or any of its properties is subject (except that we do not make the assumption set forth in this clause
          (ii) with respect to Applicable Laws), (iii) any judicial or regulatory order or decree of any governmental authority or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with any governmental authority;

     (f) enforcement of any agreements or instruments may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

     (g) we do not express any opinion as to the applicability or effect of any fraudulent transfer, preference or similar law on each of the Transaction Documents or any transactions contemplated thereby;

     (h) we do not express any opinion as to the enforceability of any rights to contribution or indemnification which may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation); and

     (i) we do not express any opinion as to any provision with respect to the enforceability of the choice of law of the parties;


          We do not express any opinion as to the laws of any jurisdiction other than (i) the Applicable Laws of the State of New York, (ii) the Applicable Laws of the United States of America, (iii) the General Corporation Law of the State of Delaware and (iv) based solely on the certificates of public officials identified on Schedule A hereto, the laws of Colorado and Wyoming, as applicable, in the case of our opinions set forth in paragraph 2 below with respect to the status of the Company in the jurisdictions identified on Schedule
A. Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, we have assumed, but without having made any independent investigation, that such laws do not affect any of the opinions set forth herein. The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.

          Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. The Company has been duly incorporated and is validly existing under the laws of the State of Delaware.

2. The Company has the status set forth in Schedule A hereto set forth opposite the jurisdictions listed in Schedule A hereto.

3. Pegasus and K-Fuel are validly existing in good standing under the laws of the States of South Dakota and Delaware, respectively.

4. The Company has the corporate power and corporate authority to execute and deliver each of the Transaction Documents and to consummate the transactions contemplated thereby.

5. The execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Company.

6. Each of the Transaction Documents has been duly executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

7. The execution and delivery by the Company of each of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities, will not (i) conflict with the Certificate of Incorporation or By-laws, or
     (ii) violate or conflict with, or result in any contravention of, any Applicable Law. We do not express any opinion, however, as to whether the execution, delivery or performance by the Company of any of the Transaction Documents will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.

8. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of each of the Transaction Documents by the Company or the consummation by the Company of the transactions contemplated thereby.

9. The Common Shares have been duly authorized by the Company and, when delivered to and paid for by the Investors in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and nonassessable.

10. The shares of Common Stock initially issuable upon exercise of the Warrants pursuant to the terms of the Warrants (the "Warrant Shares") have been duly authorized by all necessary corporate action and, when issued upon exercise of the Warrants in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable. The resolutions of the Board of Directors of the Company approving the issuance of the Securities have reserved for issuance the Warrant Shares.

11. Assuming (i) the accuracy of the representations and warranties of the Company set forth in Section 2 of the Purchase Agreement and of you in
     Section 3 of the Purchase Agreement, (ii) the due performance by the Company of the covenants and agreements set forth in Section 4 of the

     Purchase Agreement, (iii) your compliance with the offering and transfer procedures and restrictions described in the Purchase Agreement, (iv) that no agent for the Company, or affiliate of any such agent, offered or sold any Securities by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act, or otherwise took any action which would result in any exemption from registration under the Securities Act being unavailable, the offer, the sale and delivery of the Securities to you in the manner contemplated by the Purchase Agreement do not require registration under the Securities Act, it being understood that we do not express any opinion as to any subsequent resale of any Security or as to any subsequent exercise of the Warrants.

          This opinion is being furnished only to you in connection with the Purchase Agreement and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person for any other purpose without our prior written consent.


                                             Very truly yours,

                                                                      Schedule 1

                                   INVESTORS

Westcliff Aggressive Growth, L.P.200     Westcliff Master Fund, Ltd.c/o
Seventh Avenue, Suite 105Santa Cruz,     Westcliff Capital Management, LLC200
CA 95062                                 Seventh Avenue, Suite 105Santa Cruz, CA
                                         95062

Westcliff Energy Partners, L.P.200       Parker Foundationc/o Westcliff Capital
Seventh Avenue, Suite 105Santa Cruz,     Management, LLC200 Seventh Avenue,
CA 95062                                 Suite 105Santa Cruz, CA 95062

Westcliff Partners, L.P.200 Seventh      Palm Trustc/o Westcliff Capital
Avenue, Suite 105Santa Cruz, CA          Management, LLC200 Seventh Avenue,
95062                                    Suite 105Santa Cruz, CA 95062

Westcliff Long/Short, L.P.200 Seventh    University of San Franciscoc/o
Avenue, Suite 105Santa Cruz, CA          Westcliff Capital Management, LLC200
95062                                    Seventh Avenue, Suite 105Santa Cruz, CA
                                         95062

Westcliff Public Ventures Fund,          Westcliff Foundationc/o Westcliff
L.P.200 Seventh Avenue, Suite            Capital Management, LLC200 Seventh
105Santa Cruz, CA 95062                  Avenue, Suite 105Santa Cruz, CA 95062

Westcliff Small Cap Fund, L.P.200        Westcliff Profit Sharing Planc/o
Seventh Avenue, Suite 105Santa Cruz,     Westcliff Capital Management, LLC200
CA 95062                                 Seventh Avenue, Suite 105Santa Cruz, CA
                                         95062

Cancer Center of Santa Barbarac/o        Noranda Finance, Inc. Retirement Plan
Westcliff Capital Management, LLC200     for Affiliated Companies Trustc/o
Seventh Avenue, Suite 105Santa Cruz,     Mellon Bank, N.A.One Mellon Bank
CA 95062                                 CenterPittsburgh, PA 15258-0001
                                         Attention: Bernadette T. Rist

Peninsula Capital, LPc/o Scott           Common Sense, LLCc/o Scott
BedfordPeninsula Capital Management,     BedfordPeninsula Capital Management,
Inc.One Sansome Street, Suite 3134San    Inc.One Sansome Street, Suite 3134San
Francisco, CA 94104                      Francisco, CA 94104

                                                                      Schedule A

                        KFx, Inc. Foreign Qualification


--------------------------------------------------------------------------------
Jurisdiction      Certificate                Corporate Status
------------      -----------                ----------------
--------------------------------------------------------------------------------
Colorado          Certificate, dated         authorized and competent to
                  March 1, 2002, of the      transact business
                  Secretary of State of
                  the State of Colorado
--------------------------------------------------------------------------------
Wyoming           Certificate, dated         authorized to transact business
                  March 27, 2002, of the
                  Secretary of State of
                  the State of Wyoming
--------------------------------------------------------------------------------

                                   EXHIBIT E
                                   ---------

                             SCHEDULE OF INVESTORS

----------------------------------------------------------------------------------------------------------------------

                                                                        Shares of
                                                                        ---------
                                                                      Common Stock
                                                                      ------------
              Investor                             Shares of           Issuable On                 Aggregate
              --------                             ---------           -----------                 ---------
          Name and Address                       Common Stock        Exercise of the              Investment
          ----------------                       ------------        ---------------              ----------
                                                                         Warrant                    Amount
                                                                         -------                    ------
----------------------------------------------------------------------------------------------------------------------
Westcliff Aggressive Growth, L.P.                   31,943                35,936                 $   79,857.50
200 Seventh Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642
----------------------------------------------------------------------------------------------------------------------
Westcliff Energy Partners, L.P.                    202,830               228,184                 $  507,075.00
200 Seventh Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642
----------------------------------------------------------------------------------------------------------------------
Westcliff Partners, L.P.                            72,702                81,790                 $  181,755.00
200 Seventh Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642
----------------------------------------------------------------------------------------------------------------------
Westcliff Long/Short, L.P.                          20,861                23,469                 $   52,152.50
200 Seventh Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642
----------------------------------------------------------------------------------------------------------------------
Westcliff Public Ventures Fund, L.P.               267,012               300,388                 $  667,530.00
200 Seventh Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642
----------------------------------------------------------------------------------------------------------------------
Westcliff Small Cap Fund, L.P.                      25,218                28,370                 $   63,045.00
200 Seventh Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Cancer Center of Santa Barbara                           17,059                19,191          $   42,647.50
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642200 Seventh
Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642
----------------------------------------------------------------------------------------------------------------------
Westcliff Master Fund, Ltd.                             167,045               187,926          $  417,612.50
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642
----------------------------------------------------------------------------------------------------------------------
Parker Foundation                                        33,510                37,699          $   83,775.00
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642
----------------------------------------------------------------------------------------------------------------------
Palm Trust                                               31,469                35,402          $   78,672.50
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642
----------------------------------------------------------------------------------------------------------------------
University of San Francisco                              33,810                38,036          $   84,525.00
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642
----------------------------------------------------------------------------------------------------------------------
Westcliff Foundation                                      7,559                 8,504          $   18,897.50
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642
----------------------------------------------------------------------------------------------------------------------
Westcliff Profit Sharing and Money                        4,990                 5,614          $   12,475.00
Purchase Pension Plan
c/o Westcliff Capital Management, LLC
200 Seventh Avenue, Suite 105
Santa Cruz, CA  95062
Fax:  (831) 479-3642
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Noranda Finance, Inc. Retirement Plan                   283,992               319,491          $  709,980.00
for Affiliated Companies Trust
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA  15258-0001

Attention:  Bernadette T. Rist
----------------------------------------------------------------------------------------------------------------------
Peninsula Fund, L.P.                                    268,000               301,500          $  670,000.00
c/o Scott Bedford
Peninsula Capital Management, Inc.
One Sansome Street, Suite 3134
San Francisco, CA  94104
----------------------------------------------------------------------------------------------------------------------
Common Sense Partners, L.P.                             132,000               148,500          $  330,000.00
c/o Scott Bedford
Peninsula Capital Management, Inc.
One Sansome Street, Suite 3134
San Francisco, CA  94104
----------------------------------------------------------------------------------------------------------------------
Ram Trading, Ltd.                                       400,000               450,000          $1,000,000.00
c/o David Popovich
Ritchie Capital Management, LLC
210 East State Street
Batavia, IL  60510
======================================================================================================================
TOTAL                                                 2,000,000             2,250,000          $5,000,000.00
----------------------------------------------------------------------------------------------------------------------


     For any notice to a Westcliff-related entity, send a copy to:

     John F. Milani, Esq.
     Shartsis, Friese & Ginsburg LLP
     One Maritime Plaza, 18/th/ Floor
     San Francisco, CA  94111
     Fax:  (415) 421-2922

      Schedule 2.0 - Significant Subsidiaries and Affiliates of KFx Inc.

1. Pegasus Technologies, Inc., a South Dakota corporation. (Subsidiary) Qualified to do business in the states of South Dakota and Ohio.

2.   KFx Technologies, Inc., a Wyoming corporation. (Subsidiary)
     Qualified to do business in the state of Wyoming.

3. K-Fuel, LLC, a Delaware limited liability company. (Affiliate) Qualified to do business in the states of Delaware and Wyoming.

          Schedule 2.9 - Use of Proceeds from March 28, 2002 Closing

       $4,350,000    Final guaranteed payment to Pavilion Technologies, Inc.
          150,000    Transaction Costs
          500,000    General corporate purposes including, but not limited to,
                     working capital advance to Pegasus Technologies, Inc.
       ----------

       $5,000,000    Total Proceeds

                     Schedule 2.10 - Intellectual Property


Licenses Granted
----------------

     1. License to Heartland Fuels Development Corporation dated May 10, 1991 covering the Series A and B Technology. Heartland Fuels granted an exclusive worldwide license with right to sublicense to K-Fuel, LLC on April 22, 1996 (the "Series A and B License Agreement"). The Series A and B License Agreement was amended and restated on June 29, 1999.

     2. License to K-Fuel, LLC covering the Series C Technology dated April 22, 1996 (the "Series C License Agreement"). The Series C License Agreement was amended and restated on June 29, 1999. K-Fuel, LLC holds exclusive world wide rights with rights to sublicense to the Series C Technology.

     3. Amended and Restated Patent and Technology License from KFx Inc. to Landrica Development Company for the Series C Technology granting a non-exclusive right to the technology for a single fuel plant having a design capacity of five hundred sixty thousand (560,000) tons of upgraded coal.


License Fee and Royalty Payment Obligations
-------------------------------------------

     1. Gross Royalty Share Agreement between KFx Inc. and Fort Union, Ltd., dated August 17, 1995.

     2. Royalty Agreement Dated December 29, 1992 and Amendment to Royalty Agreement dated August 6, 1997, between KFx Inc. and Edward Koppelman, et al.

     3. Royalty Agreement dated August 17, 1995 between Ohio Valley Electric Corporation and KFx Inc.

                       Schedule 2.14 - Related Entities


See Schedule 2.10 for Subsidiaries and Affiliates.

     1. KFx Inc. owns 85% interest in Heartland Fuels Development Corporation, a Wisconsin corporation. The corporation is inactive. Its only asset is the intellectual property rights in the Series A and B Technology, all of which have been licensed exclusively to K-Fuel, LLC.

     2. Aquila Energy Capital Corporation ("Aquila"). KFx Inc. and Aquila have entered into a letter of intent dated December 3, 2001.

                    Schedule 2.16 - Employee Benefit Plans


KFx Inc. does not have formal employee benefit plans. Health insurance benefits are provided to employees and their families. Dental benefits are provided to employees and employees have the option of purchasing coverage for other family members. Paid holidays and vacations are also provided, with the vacation benefit based on years of service with the company.

KFx Inc. also has granted awards of options and stock appreciation rights to selected officers and employees from the 1992, 1996 and 1999 stock option and incentive plans.

KFx Inc. intends to propose a new stock option plan for shareholder approval in 2002.